UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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☐ Preliminary Proxy Statement

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☐ Soliciting Material Pursuant to Rule 240.14a-12

TRIO-TECH INTERNATIONAL

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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October 27, 2023

Letter to Shareholders

To Our Shareholders:

Challenging conditions in the global semiconductor industry had a significant impact on Trio-Tech’s performance this past year, especially in the fourth fiscal quarter. By aggressively managing the business, we nevertheless maintained solid operating margins, significantly improved cash flow, and delivered a profitable year. Manufacturing and Distribution backlog at the end of the fiscal year reached a near-record, which is an encouraging sign for the future.

What’s more, we enhanced our cash-rich balance sheet, reduced debt, and increased shareholders’ equity to a new record. Our focus on improving our balance sheet has positioned Trio-Tech to invest in promising opportunities to develop new revenue streams, improve profitability, and continue to enhance shareholder value.

Our distribution segment is expected to recover strongly from its slow fiscal 2023 performance. We have positioned ourselves as value-added resellers by enhancing the value of the distributed products by customizing them to the needs of our customers through our expert engineering, integration, and sub-assembly services, and serving as an extended research & development arm in product designing for our customers.

Our manufacturing segment has opportunities for additional growth in the coming year. Among other encouraging developments, we received an initial $1,000,000 order from a lead customer for dynamic test systems for electric vehicles. We are actively engaged with other potential new customers for similar applications and expect this new test system to contribute significantly to Trio-Tech’s long-term growth and profitability.

CEO Siew Wai Yong Appointed Chairman of the Board of Directors

Trio-Tech’s Board of Directors announced the election of CEO Siew Wai (S.W.) Yong to the additional post of Chairman, effective September 20, 2023. Mr. Yong joined the Company in 1976 and has been an exceptional leader during his tenure as President and CEO since September 1990. With his appointment as Chairman, Mr. Yong will continue to play a key role shaping the direction of the Company and its long-term success.

Fiscal 2023 Results

Trio-Tech’s testing services revenue increased 19%, primarily related to additional revenue at our China joint venture subsidiary. Manufacturing revenue was essentially flat for the year, while our distribution segment was most severely affected by industry weakness last year with revenue down 43%. Total revenue for fiscal 2023 was $43,250,000 compared to revenue of $44,065,000 for fiscal 2022.

Gross margin declined slightly to $11,705,000 compared to $11,733,000 for fiscal 2022 and improved to 27.1% of revenue compared to 26.6% of revenue for fiscal 2022.

Operating expenses increased to $9,477,000, or 21.9% of revenue, compared to $9,380,000, or 21.3% of revenue for fiscal 2022.

Net income attributable to our common shareholders for fiscal 2023 was $1,544,000, or $0.37 per diluted share. This compares to net income of $2,395,000, or $0.57 per diluted share, for fiscal 2022.

Strong Balance Sheet

Our fiscal 2023 cash from operations increased nearly fourfold, to $8,110,000, compared to only $2,123,000 in fiscal 2022. Cash, cash equivalents and short-term deposits also increased to $14,210,000, versus $13,118,000 at June 30, 2022. Significant reductions in short-term liabilities, bank debt and operating leases helped reduce total liabilities 18%, to $12,615,000 from $15,419.000, leading to an increase in shareholders' equity at June 30, 2023 of $29,571,000, or $7.22 per outstanding share, compared to $28,002,000, or $6.88 per outstanding share, a year earlier. There were approximately 4,096,680 and 4,071,680 common shares outstanding at June 30, 2023 and June 30, 2022, respectively.

A Look Ahead

In our constant pursuit for enhancing shareholder value, we are channeling our resources into accentuating Trio-Tech as a manufacturer and distributor of semiconductor equipment, which has been the core business of Trio-Tech since its inception. Trio-Tech is also experiencing a stronger demand recovery in electronics component and display products from our customers than in fiscal 2023. While the semiconductor industry has experienced periods of rapid growth and slowdowns over the years, we are minimizing our exposure by penetrating new markets in the medical and gaming industries.

We believe that our wide range of products will enable the Company to develop and supply customized, integrated module solutions to our large, diversified customer base.

Consequently, Trio-Tech is redoubling efforts to expand these lines of business and reduce the variability associated with our semiconductor industry focus and customer concentration.

With due caution regarding the overall tone of the semiconductor industry, we nevertheless remain optimistic for continued growth in fiscal 2024 and believe the demand for Trio-Tech’s products will improve in the new fiscal year. We appreciate the accomplishments and hard work of the Company’s employees and want to tender our best wishes and thanks to our former Chairman, A. Charles Wilson, for his many years of service and support to Trio-Tech International. We look forward to reporting our progress to you.

Sincerely,

Yong Siew Wai

Chairman and Chief Executive Officer

Trio-Tech International

Block 1008 Toa Payoh North, Unit 03-09

Singapore 318996, Singapore

Tel. (65) 6265 3300

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held On December 11, 2023

NOTICE IS HEREBY GIVEN that the 2023 Annual Meeting of Shareholders (the “Annual Meeting”) of Trio‑Tech International, a California corporation (the “Company”), will be held at our U.S. corporate office, located at 16139 Wyandotte Street, Van Nuys, California 91406, on, December 11, 2023 at 10:00 A.M. Pacific Standard Time, for the following purposes, as set forth in the attached proxy statement (the “Proxy Statement”):

1.	to elect four directors to our Board of Directors, each to serve until our next annual meeting of shareholders, or until their respective successor is duly elected and qualified;

2.

to approve an amendment to the 2017 Director Equity Incentive Plan to increase the number of shares of the Company’s common stock, no par value (“Common Stock”), that may be issued as equity incentive awards (including incentive stock options) pursuant thereto from 600,000 shares to 900,000 shares of Common Stock;

3.

to approve an amendment to our Amended and Restated Bylaws (the “Bylaws”) to give the Board, in its sole discretion, flexibility to set the number of directors to serve on our Board, with a minimum of four directors, and a maximum of seven directors;

4.	to approve the ratification of Mazars LLP as our registered public accounting firm for the year ended June 30, 2024; and

5.	transaction of such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors of the Company (the “Board of Directors” or the “Board”) has fixed the close of business on October 13, 2023 (the “Record Date”) as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment and postponements thereof.

The Securities and Exchange Commission permits proxy materials to be furnished over the Internet rather than in paper form. Accordingly, most shareholders will receive a notice (the "Notice") regarding the availability of the Proxy Statement, Annual Report on Form 10-K for the fiscal year ended June 30, 2023 (the “Annual Report”), and other proxy materials (collectively, the “Materials”) via the Internet. This electronic process provides fast, convenient access to the Materials, reduces the impact on the environment and reduces our printing and mailing costs. If you received a Notice by mail, you will not receive a printed copy of the Materials in the mail. The Notice instructs you on how to access and review all of the important information contained in the Materials. The Notice also instructs you on how you may submit your vote over the Internet. If you would like to receive a printed copy of the Materials, please follow the instructions for requesting such materials included in the Notice. The Proxy Statement and this Notice are expected to be first sent or given to stockholders on or about October 27, 2023.

Whether you plan to attend the Annual Meeting or not, please vote by telephone or electronically via the Internet. Alternatively, if you received a paper copy, you may sign, and date the enclosed proxy card and return it without delay in the enclosed postage-prepaid envelope. If you do attend the Annual Meeting, you may withdraw your proxy and vote personally on each matter brought before the Annual Meeting.

October 27, 2023	By Order of the Board of Directors S.W. Yong Chairman and Chief Executive Officer

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO VOTE PROMPTLY OVER THE INTERNET, BY TELEPHONE, OR IF YOU REQUESTED TO RECEIVE PRINTED PROXY MATERIALS, BY MAILING A PROXY OR VOTING INSTRUCTION CARD IN THE ENCLOSED POSTAGE-PREPAID RETURN ENVELOPE TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING.

THANK YOU FOR ACTING PROMPTLY

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on

December 11, 2023: The Proxy Statement and our 2023 Annual Report to Shareholders are available at

http://www.triotech.com/investors/, which does not have “cookies” that identify visitors to the site.

Trio-Tech International

Block 1008 Toa Payoh North, Unit 03-09

Singapore 318996, Singapore

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS
OF
TRIO-TECH INTERNATIONAL

To Be Held on December 11, 2023

This proxy statement (“Proxy Statement”) is furnished in connection with the solicitation of the enclosed proxy (the “Proxy”) on behalf of the Board of Directors (the “Board”) of Trio‑Tech International, a California corporation (“Trio‑Tech”, or, the “Company”), for use at the 2023 annual meeting of shareholders of the Company (the “Annual Meeting”, or, the “Meeting”) to be held at our U.S. Corporate office, located at 16139 Wyandotte Street, Van Nuys, California 91406, on December 11, 2023 at 10.00 A.M. Pacific Standard Time.

For directions to our U.S. Corporate office, please email us at CRT.Reports@triotech.com.sg. The Notice, this Proxy Statement and the enclosed proxy card (the “Proxy Card”) are intended to be electronically available to shareholders on or about October 27, 2023.

Voting

The Board fixed the close of business on October 13, 2023 as the record date (“Record Date”) for shareholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 4,096,680 shares of the Company’s common stock, no par value (the “Common Stock”), outstanding and entitled to vote, the holders of which are entitled to one vote per share.

The presence in person or by proxy of holders of one-third (1/3) of the shares entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum. Broker non-votes occur when a shareholder who beneficially owns shares that are held in street name, that is through a broker, does not provide the broker with instructions on how to vote those shares on matters that are considered non-routine. Brokers can vote without instruction from the beneficial owners only on routine matters, such as the ratification of the appointment of our independent auditors. The election of directors, and Proposals 2 and 3 are non-routine matters and brokers are not authorized to vote on these matters without instruction.

Because a shareholder’s broker may not vote on behalf of the shareholder on the election of directors, or on Proposal 2, or Proposal 3 unless the shareholder provides specific instructions by completing and returning the voting instruction form, for a shareholder’s vote to be counted, we ask that our shareholders communicate their voting decisions to the broker or other nominee before the date of the Annual Meeting or give a proxy to vote their shares at the Annual Meeting.

Required Vote for Approval

The vote required for each proposal and the treatment and effect of abstentions and broker non-votes with respect to each proposal is as follows:

Proposal No. 1: Election of Directors. Directors are elected by a plurality of the votes cast, either in person or represented by proxy, and entitled to vote at the Annual Meeting. This means that the four persons receiving the highest number of “FOR” votes cast at the Annual Meeting by the shares present, either in person or by proxy, and entitled to vote will be elected to serve on our Board of Directors until our 2024 Annual Meeting of Shareholders, or until her or his successor is duly elected and qualified. Withholding authority to vote your shares with respect to one or more director nominees will have no effect on the election of those nominees. Broker non-votes are not considered votes cast and will also have no effect on the election of the nominees.  Pursuant to California law, cumulative voting is available for the election of directors. Under cumulative voting, you would have four votes for each share of Common Stock you own. You may cast all of your votes for one candidate, or you may distribute your votes among different candidates as you choose. However, you may cumulate votes (cast more than one vote per share) for a candidate only if the candidate is nominated before the voting and at least one shareholder gives notice at the Annual Meeting, before the voting, that he or she intends to cumulate votes. If you do not specify how to distribute your votes, by giving your Proxy you are authorizing the proxyholders (the individuals named on your Proxy Card) to cumulate votes in their discretion. The four persons properly placed in nomination at the Annual Meeting and receiving the most affirmative votes will be elected as directors.

Proposal No. 2: Approval of an Amendment to our 2017 Director Equity Incentive Plan. Our Board unanimously approved an amendment to our Amended and Restated 2017 Director Equity Incentive Plan (the “2017 Directors Plan”), increasing the number of shares of the common stock authorized for issuance thereunder from 600,000 to 900,000 shares. The affirmative vote “FOR” vote of a majority of the votes present, in person or by proxy at the Annual Meeting, and entitled to vote on the matter, is required to approve the amendment to the 2017 Directors Plan. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of this proposal. Accordingly, an abstention will have the effect of a vote against this proposal. A broker or nominee will not have discretionary authority to vote on this proposal because it is considered a non-routine matter. Accordingly, broker non-votes will have no effect on the outcome of this proposal.

Proposal No. 3: Approval of an Amendment to our Amended and Restated Bylaws.  This proposal requests shareholders approve the amendment to our Amended and Restated Bylaws (the “Bylaws”), attached hereto as Appendix A (the “Amendment”), which, if approved, would give the Board, in its sole discretion, flexibility to set the number of directors to serve on our Board, from a minimum of four directors, to a maximum of seven directors. Currently, the Bylaws require stockholder approval to lower the number of directors serving on our Board and sets the number of directors serving on our board at five. Our Board unanimously approved the Amendment, subject to approval of the shareholders. The affirmative vote “FOR” vote of a majority of the shares outstanding and entitled to vote on the matter, is required to approve the Amendment.  For this proposal, broker non-votes and abstentions will be counted as votes against this proposal.

Proposal No. 4: Ratification of Appointment of our Independent Registered Public Accounting Firm. This proposal requests shareholders to ratify the appointment of Mazars LLP as our independent registered public accounting firm for our current fiscal year ending June 30, 2024. The affirmative “FOR” vote of a majority of the votes present, either in person or by proxy, and entitled to vote on this matter at the Annual Meeting, is required for the ratification of the selection of Mazars LLP as our independent registered public accounting firm for our current fiscal year ending June 30, 2024. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of the proposal. Accordingly, an abstention will have the effect of a vote against this proposal. A broker or other nominee will generally have discretionary authority to vote on this proposal because it is considered a routine matter, and therefore we do not expect broker non-votes with respect to this proposal. However, any broker non-votes received will have no effect on the outcome of this proposal.

Deadline for Voting by Proxy

In order to be counted, votes cast by proxy must be received prior to the Annual Meeting.

Revocation of Proxies

Any Proxy given may be revoked by the shareholder at any time before it is voted by delivering written notice of revocation to the Secretary of the Company, by filing with the Secretary of the Company a Proxy bearing a later date, or by attending the Annual Meeting and voting in person. All Proxies properly executed and returned will be voted in accordance with the instructions specified thereon. If no instructions are specified, Proxies will be voted (i) FOR the election of the four nominees for directors named under “Election of Directors” (“Proposal No. 1”); (ii) FOR the approval of the amendment to our 2017 Directors Equity Incentive Plan (“Proposal No. 2”); (iii) FOR the approval of the Amendment (“Proposal No. 3”); (iv) FOR the ratification of the appointment of Mazars LLP as our independent registered public accounting firm for our current fiscal year ending June 30, 2024 (“Proposal No. 4”); and (v) at the discretion of the proxy holders on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

A majority of the independent directors of our Board have nominated the four persons listed below for election to the Board at the Annual Meeting, to hold office until the next annual meeting of shareholders, or until their respective successors are elected and qualified. There are currently five authorized seats on the Company’s Board. The Board has nominated four persons to fill the five authorized seats at this meeting. The Amendment proposed for adoption in Proposal No. 3, if approved, would allow the Board to fix the number of directors at four, removing the vacant seat on the Board. If Proposal No. 3 does not pass, the Board does not intend to fill the vacancy at this time due to the costs associated therewith. Should the Board choose to fill the vacancy in the future, but prior to the next annual meeting of stockholders, vacancies on the Board will be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum is present, It is intended that the proxies received, unless otherwise specified, will be voted “FOR” the four nominees named below, all of whom are incumbent directors of the Company and, with the exception of Messrs. Yong and Ting, are “independent” as specified in Section 803 of the NYSE American (formerly The NYSE MKT) rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). It is not contemplated that any of the nominees will be unable or unwilling to serve as a director but, should that occur, the persons designated as proxies will vote in accordance with their best judgment. In no event will proxies be voted for a greater number of persons than the number of nominees named in this Proxy Statement.

The following section sets forth certain information regarding the nominees for election as directors of the Company.

NAME	AGE	POSITIONS
S. W. Yong	70	Chairman and Chief Executive Officer
Richard M. Horowitz	82	Director
Victor H. M. Ting	69	Director
Jason T. Adelman	54	Director

S. W. Yong

Mr. Yong has served as a director, Chief Executive Officer and President of the Company since 1990 and was elected Chairman of the Board in September 2023. He joined Trio‑Tech International Pte. Ltd. in Singapore in 1976 and was appointed as its Managing Director in August 1980. Mr. Yong holds a Master’s Degree in Business Administration, a Graduate Diploma in Marketing Management and a Diploma in Industrial Management.

In determining that Mr. Yong should serve on the Company’s Board, the Board has considered, among other qualifications, his 47 years of history with the Company, his intimate knowledge of the Company’s business and operations and the markets in which the Company operates, as well as the Company’s customers and suppliers, and his detailed in-depth knowledge of the issues, opportunities, and challenges facing the Company and its principal industries.

Richard M. Horowitz

Mr. Horowitz has served as a director of the Company since 1990.  He has been the President of Management Brokers Insurance, Inc. since 1974. Mr. Horowitz holds a Master’s Degree in Business Administration from Pepperdine University. Mr. Horowitz was the subject of a Securities and Exchange Commission (“SEC”) administrative proceeding arising out of the sale of certain annuity products in 2007 by Management Brokers Insurance, Inc. The proceeding was wholly unrelated to the Company’s business and was settled in March 2014 without requiring Mr. Horowitz to admit to any of the allegations. The Board believes that the proceeding and the actions alleged thereunder do not impinge upon Mr. Horowitz’s ability or integrity as a director of the Company.

In determining that Mr. Horowitz should serve on the Company’s Board, the Board has considered, among other qualifications, his extensive experience and expertise in administration and management based on his position as President of Management Brokers, Inc. for more than 49 years and his broad range of knowledge of the Company’s history and business through his 33 years of service as a director of the Company.

Victor H. M. Ting

Mr. Ting was appointed as a director of the Company on September 16, 2010, and served as Corporate Vice‑President and Chief Financial Officer of the Company from November 1992 until his retirement on June 30, 2022. Mr. Ting joined the Company as the Financial Controller for the Company’s Singapore subsidiary in 1980. He was promoted to the level of Business Manager in 1985, in December 1989 he was promoted to the level of Director of Finance and Sales & Marketing, and later he was promoted to the level of General Manager of the Singapore subsidiary. Mr. Ting holds a Bachelor of Accountancy Degree and Master’s Degree in Business Administration.

In determining that Mr. Ting should serve on the Company’s Board, the Board has considered, among other qualifications, his expertise in finance, accounting and management based on his 30 years of history as Vice‑President and Chief Financial Officer of the Company and his intimate knowledge of the Company’s operations.

Jason T. Adelman

Mr. Adelman was elected to the Board of the Company in April 1997.  Mr. Adelman is the Founder and Chief Executive Officer of Burnham Hill Capital Group, LLC, a privately held financial services holding company headquartered in New York.  Mr. Adelman also serves as the Managing Member of Cipher Capital Partners LLC, a private investment fund. Prior to founding Burnham Hill Capital Group, LLC in 2003, Mr. Adelman served as the Managing Director of Investment Banking at H.C. Wainwright and Co., Inc. Mr. Adelman currently serves on the Board of Oblong, Inc. Mr. Adelman graduated Cum Laude with a B.A. in Economics from the University of Pennsylvania and earned a JD from Cornell Law School where he served as Editor of the Cornell International Law Journal.

In determining that Mr. Adelman should serve on the Company’s Board, the Board has considered, among other qualifications, his experience and expertise in finance, accounting, banking and management based on his positions as Chief Executive Officer of Burnham Hill Capital Group LLC for 20 years, as the Managing Member of Cipher Capital Partners LLC as well as his position as Managing Director of Investment Banking in the New York offices of H. C. Wainwright & Co.

Required Vote and Recommendation

At the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated Messrs. S. W. Yong, Richard M. Horowitz, Victor H. M. Ting and Jason T. Adelman, each for a one-year term. Directors are elected by a plurality of the votes cast, either in person or represented by proxy, and entitled to vote at the Annual Meeting. This means that the four persons receiving the highest number of “FOR” votes cast at the Annual Meeting by the shares present, either in person or by proxy, and entitled to vote will be elected to serve on our Board of Directors until our 2024 Annual Meeting of Shareholders, or until her or his successor is duly elected and qualified. Withholding authority to vote your shares with respect to one or more director nominees will have no effect on the election of those nominees. Broker non-votes are not considered votes cast and will also have no effect on the election of the nominees. Unless otherwise instructed or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the election of the nominees.

The Board recommends that shareholders vote “FOR” the election of Messrs. S. W. Yong, Richard M. Horowitz, Victor H. M. Ting and Jason T. Adelman.

PROPOSAL NO. 2

APPROVAL OF AMENDMENT TO 2017 DIRECTORS EQUITY INCENTIVE PLAN

On December 4, 2017, shareholders approved the adoption of the 2017 Directors Equity Incentive Plan (“2017 Directors Plan”). The purpose of the 2017 Directors Plan is to create an incentive for members to serve on the Board of Directors of the Company and contribute to its long-term growth and profitability objectives. Up to 300,000 shares of Common Stock (subject to adjustment in the event of stock splits and other similar events) were initially issuable pursuant to awards granted under the 2017 Directors Plan. An amendment to the 2017 Directors Plan was approved by the Board on October 27, 2020 and by shareholders on December 8, 2020, increasing the authorized shares issuable under the 2017 Directors Plan to 600,000 shares.

The Board of Directors believes that the 2017 Directors Plan has proved to be of substantial value in stimulating the efforts of members of the Board of Directors by aligning a portion of their compensation with the interest of the shareholders of the Company. As of October 13, 2023, there remained only 80,000 shares available for grant under the 2017 Directors Plan. Thus, on October 11, 2023, the Board of Directors adopted an amendment to the 2017 Directors Plan, subject to shareholder approval, to increase the number of shares available for grant under the 2017 Directors Plan from 600,000 shares to 900,000 shares of Common Stock. No other changes are proposed to be made to the terms of Directors Plan.

A summary of the principal provisions of the 2017 Directors Plan is set forth below:

Description of the 2017 Directors Equity Incentive Plan

The 2017 Directors Plan provides for the grant to directors of the Company of stock options or restricted stock awards to purchase up to 600,000 shares of Common Stock (the “Shares”). The 2017 Directors Plan is administered by the Board or a committee of the Board (the “Administrator”). The person eligible to participate (the “Participant”) in the 2017 Directors Plan are the duly elected directors of the Company. The Administrator determines the meaning and application of the provisions of the 2017 Directors Plan and related option agreements.

Options granted under the 2017 Directors Plan may only be nonqualified options. The exercise price of each option granted under the 2017 Directors Plan must be 100% of the fair market value of the underlying shares on the date of grant. Fair market value will be determined as provided in the 2017 Directors Plan, which valuation methodology is intended to come within the parameters of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations thereunder. Each option may be fully exercisable on the date of the grant and has a term of five years from the date of the grant. Options granted under the 2017 Directors Plan are in addition to the cash fee paid to each Director. Generally, options may be exercised only by the individual to whom the option is granted, and are not transferable or assignable, except that in the event of a Participant’s death or legal disability, the Participant’s heirs or legal representatives may exercise the options for a period not to exceed twelve months.

Options will cease to be exercisable, except for a director who has served as a non-employee on the Board for more than five years, within thirty days after termination of the Participant’s services as a director, other than upon termination due to death, disability or retirement or upon termination for cause. Options will be exercisable within twelve months of death or disability and within three months of retirement. Upon termination for cause, a director’s options will terminate immediately.

With the approval of the Board or an appropriate committee, a director may be granted one or more restricted stock awards under the 2017 Directors Plan. Such awards will be grants of shares on such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Board or the committee and set forth in a restricted stock agreement with the directors. To date, no restricted stock awards have been granted.

The Board may terminate or amend the 2017 Directors Plan without the approval of the Company’s shareholders, but shareholder approval is required in order to amend the 2017 Directors Plan to increase the number of shares, to change the class of person eligible to participate in the Plan, to extend the maximum five-year exercise period or to permit an option exercise price to be fixed at less than 100% of the fair market value as of the date of grant.

The amount of shares reserved for issuance under the 2017 Directors Plan and the terms of outstanding options will be adjusted in the event of changes in the outstanding Common Stock by reason of stock dividends, stock splits, reverse stock splits, split-ups, consolidations, recapitalizations, reorganizations or like events.

The closing sales price of the Company’s Common Stock as reported on the NYSE American on October 13, 2023 was $6.82.

Certain Federal Income Tax Consequences

The following is a brief summary of the principal federal income tax consequences to the Company and an eligible person (who is a citizen or resident of the United States for U.S. federal income tax purposes) of options and restricted stock awards granted under the 2017 Directors Plan. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences. The federal income tax consequences of an eligible person’s award under the 2017 Directors Plan are complex, are subject to change and differ from person to person. Each Participant should consult with his or her own tax adviser as to his or her own particular situation.

This discussion is based on the Code, Treasury Regulations promulgated under the Code, Internal Revenue Service rulings, judicial decisions and administrative rulings as of the date of this Proxy Statement, all of which are subject to change or differing interpretations, including changes and interpretations with retroactive effect. No assurance can be given that the tax treatment described herein will remain unchanged at the time that grants of stock options and/or restricted stock are made under the 2017 Directors Plan.

Options. A Participant generally recognizes no taxable income as the result of the grant of a nonqualified option. Upon exercise of such a nonqualified option, the Participant generally recognizes ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option price paid for such shares. Upon the sale of stock acquired by the exercise of a nonqualified option, any gain or loss, based on the difference between the sale price and the amount recognized as ordinary income upon exercise of the option, will be taxed as short-term or long-term capital gain or loss, depending upon the length of time the Participant has held the stock from the date of exercise. No tax deduction is available to the Company upon either the grant of the option or the sale of stock acquired pursuant to the exercise of such option. The Company is entitled to a deduction at the time the option is exercised in an amount equal to the amount of ordinary income recognized by the Participant upon exercise of the option. Special rules apply under Section 16(b) of the Exchange Act if a participant exercises an option within six months of the date of grant.

Under the terms of the 2017 Directors Plan, all options must be granted with an exercise price per share equal to the fair market value of a share of the Company’s Common Stock on the grant date. The final Treasury Regulations under Section 409A exclude from the provisions of that section any stock options granted with an exercise price of not less than the fair market value of the stock on the grant date, provided that the number of shares subject to the option is fixed on the date of grant. The stock options granted pursuant to the 2017 Directors Equity Incentive Plan are intended to be exempt from Section 409A, and the 2017 Directors Plan contains definitions of “fair market value” and “grant date” that are consistent with those set forth in the Treasury Regulations under Section 409A. As a result, nonqualified options granted pursuant to the 2017 Directors Plan should not be subject to the accelerated income tax and excise tax provisions of Section 409A of the Code.

Restricted Stock Issuances. As long as restricted stock remains both nontransferable and subject to a substantial risk of forfeiture, there are generally no tax consequences resulting from the issuance of such restricted stock for either the Participant or the Company. At such time as the restricted stock either becomes transferable or is no longer subject to a substantial risk of forfeiture, the Participant will recognize ordinary income in an amount equal to the excess of the fair market value of the stock at such time over the amount, if any, that the recipient paid for the stock. However, the Participant may elect under Section 83(b) of the Code, within 30 days after the issuance of such restricted stock, to recognize as ordinary income at the time of issuance the excess, if any, of the fair market value of such restricted stock (valued at the date of issuance as if it were unrestricted) over the amount that the recipient paid for it, as ordinary income. The Company will be entitled to a compensation deduction at the time the Participant recognizes ordinary income equal to the amount of ordinary income recognized by the Participant. If such an election under Section 83(b) is made and the stock is ultimately forfeited, the Participant will not be entitled to a deduction for the amount previously recognized as ordinary income.

When stock that was formerly restricted stock is sold or otherwise disposed of, the tax treatment will depend on whether the Participant made the election described in the previous paragraph. If the Participant did not make the election, disposition of the stock will result in a long or short term capital gain or loss, depending on the length of time from the date the restrictions lapsed to the date of sale or other disposition, in an amount equal to the difference between the amount received on disposition and the sum of any amount paid by the Participant for the restricted stock and the amount recognized by the Participant as ordinary income on the date the restrictions lapsed. If the Participant made the election, disposition of the stock will result in a long or short term capital gain or loss, depending on the length of time from the date of the restricted stock issuance to the date of disposition, in an amount equal to the difference between the amount received on disposition and the sum of any amount paid by the Participant for the restricted stock and the amount recognized by the recipient as ordinary income at the time of the grant.

The final Treasury Regulations under Section 409A exclude from the provisions of that section any restricted stock issued subject to a substantial risk of forfeiture, regardless of whether the recipient makes an election under Section 83(b). As a result, restricted stock issued pursuant the 2017 Directors Plan should not be subject to the accelerated income tax and excise tax provisions of Section 409A of the Code.

Required Vote and Recommendation

An affirmative vote of the holders of at least a majority of the shares present, in person or represented by proxy, and entitled to vote on this Proposal No. 2 at the Annual Meeting is required to adopt the amendment to the 2017 Directors Incentive Plan increasing the number of shares reserved for issuance thereunder from 600,000 shares to 900,000 shares. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of this proposal.  Accordingly, an abstention will have the effect of a vote against this proposal.  Broker non-votes will have no effect on the outcome of the vote for this proposal.

The Board recommends that shareholders vote “FOR” the approval of the amendment to the 2017 Director’s Incentive Plan to increase the number of shares reserved for issuance thereunder from 600,000 shares to 900,000 shares of Common Stock.

PROPOPAL NO. 3

APPROVAL OF THE AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED BYLAWS

We are asking our shareholders to approve an amendment to our Amended and Restated Bylaws (the “Amendment”). The Amendment, if approved, would give the Board, in its sole discretion, flexibility to set the number of directors to serve on our Board, from a minimum of four directors to a maximum of seven directors.

Current Bylaw Provision

Currently, Section 3.01 of our Bylaws states that the number of directors serving on our Board must be no less than four and no more than seven, with the exact number set at 5, and that the exact number of directors may only be amended by the vote or written consent of the holders of a majority of the outstanding shares entitled to vote. In addition, Article IX, Section 1 of our Bylaws re-states the requirement to obtain stockholder approval to change the Company’s fixed number of directors.

Summary of Bylaw Amendment and Background

On October 11, 2023, our Board approved, subject to approval by our stockholders at the Annual Meeting, an amendment to Section 3.01 and Section 9.02 of our Bylaws to allow our Board, in its sole discretion, to determine the number of authorized directors. Article III, Section 2 will be amended to read as follows (additions are indicated by underlining and deletions are indicated by strikeouts):

Section 3.01 NUMBER OF DIRECTORS. The authorized number of directors shall be ~~between~~ not less than four ~~and~~ nor more than seven; ~~until changed by a duly adopted amendment to the Articles of Incorporation or written consent of the holders of a majority of the outstanding shares entitled to vote~~; provided that ~~an amendment reducing the number or the minimum number of directors to a number less than five cannot be adopted if the votes cast against its adoption at a meeting of the shareholders, or the shares not consenting in the action of a written consent, are equal to or more than 16-2/3% of the outstanding shares entitled to vote. No amendment may change the stated maximum number of authorized directors to a number greater than two times the stated minimum number of directors minus one~~ provided that the minimum number or maximum number, or both, may be increased or decreased from time to time by an amendment to these Bylaws duly adopted in accordance with these Bylaws, Section 212 of the California Corporations Code, and other applicable law. The exact number of directors shall be ~~5 until changed as provided in this Section 2~~ fixed, within the limits set forth in this Section, by the Board of Directors or shareholders.

Also, Section 9.02 of the Bylaws will be amended as follows:

Section 9.02 AMENDMENT BY DIRECTORS. Subject to the rights of shareholders ~~as provided by Section 9.01 of these Bylaws, bylaws, other than a bylaw or an amendment of a bylaw changing the authorized number of directors may be adopted, amended or repealed by the board of directors~~ under, and any limitations imposed by, the California Corporations Code, the board of directors may adopt, amend, or repeal bylaws.

Reasons for Amendment

The amendment to Section 3.01 and Section 9.02 was approved by the Board to, among other things, provide flexibility to better enable us to quickly and efficiently accommodate our needs of our Board in the future, particularly as it relates to diversity of background, represented communities and skillsets of our directors.

A copy of the Amendment is attached as Appendix A to this Proxy Statement, and a copy of the Second Amended and Restated Bylaws, which incorporates the Amendment and restates the Bylaws, is attached as Appendix B to this Proxy Statement.

The Board has determined that adopting the Amendment is advisable and in the best interests of the Company and our shareholders and has directed that it be submitted to our shareholders for approval. If approved, the Bylaws, as amended by the Amendment, would become effective immediately upon approval by shareholders.

Required Vote and Recommendation

In accordance with our Bylaws, the approval of the Amendment described in this Proposal No. 3 requires the affirmative vote of a majority of our outstanding shares of common stock entitled to vote as of the Record Date. Broker non-votes and abstentions will be counted as votes against this Proposal No. 3. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the approval of the Amendment.

The Board recommends that shareholders vote “FOR” approval of the Amendment to allow our Board, in its sole discretion, to determine the number of authorized directors.

PROPOSAL NO. 4

RATIFICATION OF THE APPOINTMENT OF MAZARS LLP TO SERVE AS OUR

REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR

Upon recommendation of the Audit Committee, our Board appointed Mazars LLP (“Mazars”) as our independent registered public accounting firm for the current fiscal year ending June 30, 2024, and hereby recommends that the shareholders ratify such appointment.

The Board may terminate the appointment of Mazars as the Company’s independent registered public accounting firm without the approval of the Company’s shareholders whenever the Board deems such termination necessary or appropriate.

Representatives of Mazars will be present at the Annual Meeting or available by telephone and will have an opportunity to make a statement if they so desire and to respond to appropriate questions from shareholders.

The following table presents fees billed by Mazars for professional services rendered for the fiscal years ended June 30, 2023 and 2022:

	2023	2022
Audit fees	$238,388	$201,577
Tax fees	10,972	11,051
All other fees	6,497	5,950
Total	$255,857	$218,578

Audit Fees

The amounts set forth opposite “Audit Fees” above reflect the aggregate fees billed by Mazars or to be billed for professional services rendered for the audit of the Company’s annual financial statements for each of the fiscal years ended June 30, 2023 (“Fiscal 2023”), and 2022 (“Fiscal 2022”), respectively, and for the review of the financial statements included in the Company’s quarterly reports during such periods.

Tax Fees

The amounts set forth opposite “Tax Fees” above reflect the aggregate fees billed for Fiscal 2023 and Fiscal 2022 for professional services rendered for tax compliance and return preparation. The compliance and return preparation services consisted of the preparation of original and amended tax returns and support during the income tax audit or inquiries.

The Audit Committee’s policy is to pre-approve all audit services and all non-audit services that our independent accountants are permitted to perform for us under applicable federal securities regulations. The Audit Committee’s policy utilizes an annual review and general pre-approval of certain categories of specified services that may be provided by the independent accountant, up to pre-determined fee levels. Any proposed services not qualifying as a pre-approved specified service, and pre-approved services exceeding the pre-determined fee levels, require further specific pre-approval by the Audit Committee. The Audit Committee has delegated to the Chairman of the Audit Committee the authority to pre-approve audit and non-audit services proposed to be performed by the independent accountants. Since June 30, 2004, all services provided by our auditors require pre-approval by the Audit Committee. The policy has not been waived in any instance.

All Other Fees

The amounts set forth opposite “All Other Fees” above reflect the aggregate fees billed for Fiscal 2023 and Fiscal 2022 for professional services rendered for the Information Technology (“IT”) audit. This is to ensure rigorous IT controls are in place for maintaining an appropriate internal controls over financial reporting.

Auditor Independence

Our Audit Committee and our full Board of Directors considered that the work done for us in Fiscal 2023 and Fiscal 2022, respectively, by Mazars was compatible with maintaining Mazars independence.

Required Vote and Recommendation

Ratification of the selection of Mazars LLP as the Company’s independent registered public accounting firm for our fiscal year ending June 30, 2024 requires the affirmative vote of a majority of the shares present, either in person or represented by proxy, and entitled to vote on this Proposal No. 4 at the Annual Meeting. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of this Proposal No. 4.  Accordingly, an abstention will have the effect of a vote against this Proposal No. 4. A broker or other nominee will generally have discretionary authority to vote on this Proposal No. 4 because it is considered a routine matter, and therefore we do not expect broker non-votes with respect to this Proposal No. 4. However, any broker non-votes received will have no effect on the outcome of this Proposal No. 4.

Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the ratification of Mazars as the Company’s independent registered public accounting firm for our fiscal year ending June 30, 2024.

Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of our Company and our shareholders.

The Board recommends that shareholders vote “FOR” the ratification of the selection of Mazars LLP as our independent registered public accounting firm for our fiscal year ending June 30, 2024.

CORPORATE GOVERNANCE

Corporate Governance Program

Our Board has established a written Corporate Governance Program to address significant corporate governance issues that may arise. It sets forth the responsibilities and qualification standards of the members of the Board and is intended as a governance framework within which the Board, assisted by its committees, directs our affairs.

Policy Against Hedging Stock

Our policy prohibits our directors, officers, and other employees, and their designees, from engaging in short sales or from hedging transactions of any nature that are designed to hedge or offset a decrease in market value of such person’s ownership of the Company’s equity securities.

Code of Ethics

The Company has adopted a written code of business conduct and ethics applicable to all directors, officers, management and employees.  A copy of the Company's code of business conduct and ethics may be obtained, without charge, upon written request to the Secretary of the Company at Block 1008 Toa Payoh North #03-09 Singapore 318996. The Code of Ethics is available on the Company’s website at: https://triotech.com/aboutus/

Board Leadership Structure

Our Board has discretion to determine whether to separate or combine the roles of Chairman of the Board and Chief Executive Officer. Our Chairman and Chief Executive Officer, Mr. Yong, has served in executive roles and as a Director of the Company since 1990, and was elected Chairman of the Board in September 2023. Our Board believes that his combined role is advantageous to the Company and its shareholders. A number of factors support the leadership structure chosen by the Board, including, without limitation, Mr. Yong’s possession of in-depth knowledge of the Company, as well as the issues, opportunities and risks facing us, our business and our industry and is best positioned to fulfill the combined role to more effectively execute the Company’s strategic initiatives and business plans, as well as develop meeting agendas that focus the Board’s time and attention on critical matters and to facilitate constructive dialogue among Board members on strategic issues.

In addition to Mr. Yong’s leadership, the Board maintains effective independent oversight through a number of governance practices, including, open and direct communication with management, input on meeting agendas, and regular executive sessions.

Risk Management

The Chief Executive Officer, Chief Financial Officer, and senior management are primarily responsible for identifying and managing the risks facing the Company, and the Board oversees these efforts. The Chief Executive Officer and Chief Financial Officer report to the Board regarding any risks identified and steps the Company is taking to manage those risks. In addition, the Audit Committee identifies, monitors and analyzes the priority of financial risks, and reports to the Board regarding its financial risk assessments.

Certain Relationships and Related Transactions

The Board’s Audit Committee is responsible for review, approval, or ratification of “related-person transactions” between the Company or its subsidiaries and related persons. Under SEC rules, a related person is a director, officer, nominee for director, or 5% shareholder of the Company and their immediate family members. The Company's code of business conduct and ethics provides guidance to the Audit Committee for addressing actual or potential conflicts of interests that may arise from transactions and relationships between the Company and its executive officers or directors.  Potential conflicts relating to other personnel must be addressed by the Chief Executive Officer or the Chief Financial Officer. There were no related party transactions during Fiscal 2023 for which disclosure would be required under SEC rules.

BOARD MEETINGS AND COMMITTEES

The Board held 15 regularly scheduled and special meetings during Fiscal 2023. All of the directors attended (in person or by telephone) at least 75% of the meetings of the Board and any committees of the Board on which they served during the last full fiscal year. Directors are expected to use their best efforts to be present at the Annual Meeting of Shareholders. All of our directors attended the Annual Meeting of Shareholders held on December 7, 2022.

The Company does not have a standing nominating committee. The Board consists of five directors, three of whom are “independent” (as defined under the rules of the NYSE American upon which the Company’s securities are listed), including A. Charles Wilson, Richard M. Horowitz and Jason T. Adelman. Pursuant to a resolution adopted by the Board, a majority of the independent directors, following a discussion with the entire Board, has the sole and ultimate responsibility to determine and nominate Board candidates for election at the Annual Meeting. Although nominations are made by a majority of the independent directors, the three current independent directors value the input of the entire Board and thus discuss proposed nominees at the Board level before the ultimate nomination determinations are made by the independent directors. The Board does not believe that it is necessary, at this time, given the Board composition and such Board resolution, to have a separately constituted nominating committee. At such time as the Board composition changes, the Board may elect to establish a separate nominating committee.

The Board has also adopted a resolution addressing the nomination process and related matters and it states, among other things, that the Board believes that the continuing service of qualified incumbents promotes stability and continuity in the boardroom, contributing to the Board's ability to work as a collective body, while giving the Company the benefit of the familiarity and insight into the Company's affairs that its directors have accumulated during their tenure. The resolution further states that the Board will evaluate the performance of its Board members on an annual basis in connection with the nomination process. The Board may solicit recommendations for nominees from persons that the Board believes are likely to be familiar with qualified candidates, including without limitation members of the Board and management of the Company. The Board may also determine to engage a professional search firm to assist in identifying qualified candidates if the need arises. In addition, the Board has the authority to retain third-party consultants to provide advice regarding compensation issues. The Board has not adopted specific minimum qualifications for a position on the Company’s Board or any specific skills or qualities that the Board believes are necessary for one or more of its members to possess. However, the Board will consider various factors including without limitation the candidate’s qualifications, the extent to which the membership of the candidate on the Board will promote diversity among the directors, and such other factors as the Board may deem to be relevant at the time and under the then existing facts and circumstances. The Company does not have a formal policy with regard to the consideration of diversity in identifying nominees for director. The Board seeks to nominate directors with a variety of skills and experience so that the Board will have the necessary expertise to oversee the Company’s business. The Company did not receive any recommendations as to nominees for election of directors for the Annual Meeting of Shareholders to be held on December 11, 2023.

The Board will consider candidates proposed by shareholders of the Company and will evaluate all such candidates upon criteria similar to the criteria used by the Board to evaluate other candidates. Shareholders desiring to propose a nominee for election to the Board must do so in writing sufficiently in advance of an annual meeting so that the Board has the opportunity to make an appropriate evaluation of such candidate and his or her qualifications and skills and to obtain information necessary for preparing all of the disclosures required to be included in the Company’s proxy statement for the related meeting should such proposed candidate be nominated for election by shareholders. Shareholder candidate proposals should be sent to the attention of the Secretary of the Company at Block 1008 Toa Payoh North #03-09 Singapore 318996.

The Board has a standing Compensation Committee, which currently consists of the three independent directors: A. Charles Wilson, Richard M. Horowitz, and Jason T. Adelman serving as Chairman of the Compensation Committee. The Compensation Committee determines salary and bonus arrangements. The Compensation Committee met 4 times during Fiscal 2023. The Compensation Committee has a written charter, available on the Company’s website at https://triotech.com/aboutus/. For Fiscal 2023, the Compensation Committee did not retain a third-party consultant to review the Company’s current policies and procedures with respect to executive compensation.

The Board has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members thereof consist of A. Charles Wilson, Jason T. Adelman, and Richard M. Horowitz, Chairman of the Audit Committee. The Board has determined that the Audit Committee has at least one financial expert, A. Charles Wilson. The Board has affirmatively determined that Mr. Wilson does not have a material relationship with the Company that would interfere with the exercise of independent judgment and is “independent” as independence is defined in Section 803 of the rules of the NYSE American. Pursuant to its written charter, which charter was adopted by the Board, and is available at https://triotech.com/aboutus/, the Audit Committee is charged with, among other responsibilities, selecting our independent public accountants, reviewing our annual audit and meeting with our independent public accountants to review planned audit procedures. The Audit Committee also reviews with the independent public accountants and management the results of the audit, including any recommendations of the independent public accountants for improvements in accounting procedures and internal controls. The Audit Committee held 7 meetings during Fiscal 2023. Each of the members of the Audit Committee satisfies the independence standards specified in Section 803 of the rules of the NYSE American and Rule 10A-3 under the Exchange Act.

REPORT OF THE AUDIT COMMITTEE

During the fiscal year ended June 30, 2023, the Audit Committee fulfilled its duties and responsibilities as outlined in its charter. The Audit Committee reviewed and discussed the Company’s audited consolidated financial statements and related footnotes for the fiscal year ended June 30, 2023, and the independent auditor’s report on those financial statements, with the Company’s management and Mazars LLP, the Company’s independent auditor. Management presented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee has discussed with Mazars LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission. The Audit Committee’s review included a discussion with management and the independent auditor of the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments, and the disclosures in the Company’s financial statements, including the disclosures relating to critical accounting policies.

The Audit Committee recognizes the importance of maintaining the independence of the Company’s independent auditor, both in fact and appearance. The Audit Committee has evaluated Mazars LLP’s qualifications, performance, and independence, including that of the lead audit partner. As part of its auditor engagement process, the Audit Committee considers whether to rotate the independent audit firm. The Audit Committee has established a policy pursuant to which all services, audit and non-audit, provided by the independent auditor must be pre-approved by the Audit Committee or its delegate. The Company’s pre-approval policy is more fully described in this Proxy Statement under the heading “Independent Registered Public Accounting Firm.” The Audit Committee has concluded that provision of the non-audit services described in that section is compatible with maintaining the independence of Mazars LLP. In addition, the Audit Committee has received the written disclosure and the letter from Mazars LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding Mazars LLP’s communications with the Audit Committee concerning independence and has discussed with Mazars LLP its independence.

Based on the above-described review, written disclosures, letter and discussions, the Audit Committee recommended to the Board of the Company that the audited financial statements for the fiscal year ended June 30, 2023 be included in the Company’s Annual Report on Form 10-K.

Dated October 27, 2023

THE AUDIT COMMITTEE

Richard M. Horowitz, Chairman

A. Charles Wilson

Jason T. Adelman

DIRECTOR COMPENSATION

Our directors play a critical role in guiding our strategic direction and overseeing our management. In order to compensate them for their substantial time commitment, we provide a mix of cash and equity-based compensation. We do not provide pension or retirement plans for non-employee directors. S.W. Yong does not receive separate cash compensation for Board service as he is an employee director.

During Fiscal 2023, Richard M. Horowitz, Victor H.M. Ting and Jason T. Adelman, as non‑employee directors, received quarterly fees in an amount equal to $9,000 for each quarter and for service on the various committees of which they are a member. A. Charles Wilson, as a non-employee director, Chairman of the Board, Chairman of the Audit Committee and Chairman of the Compensation Committee until October 2023, received $18,000 in quarterly fees for each quarter and for service on the various committees of which he was a member. The directors were also reimbursed for out-of-pocket expenses incurred in attending meetings.

Each of our directors is entitled to participate in our Directors Plan. Mr. Yong, as an employee of the Company, is entitled to participate in our 2017 Employee Stock Option Plan (the “2017 Employee Plan”) rather than the 2017 Directors Plan. On March 22, 2023, pursuant to the 2017 Directors Plan, Mr. Wilson was granted an option to purchase 40,000 shares, and Messrs. Horowitz, Adelman and Ting each were granted an option to purchase 20,000 shares of Common Stock at an exercise price of $4.51 per share. Each such option vested immediately upon grant and will terminate five years from the date of grant unless terminated sooner upon termination of the optionee’s status as a director or otherwise pursuant to the 2017 Directors Plan.   The exercise price under the options was set at 100% of fair market value (as defined in the 2017 Directors Plan) of the Company’s Common Stock on the date of grant of each such option. Information regarding the option grant to Mr. Yong is described under the section titled EXECUTIVE COMPENSATION below.

As of June 30, 2023, there were 80,000 shares available for grant under the 2017 Directors Plan and 267,500 shares available for grant under the 2017 Employee Plan.

The Compensation Committee reviewed the average directors’ fees for comparable public companies. The Compensation Committee believes that the director fees paid to its directors were and are substantially less than the fees paid to directors of comparable public companies. Directors’ compensation may be increased based on the profitability of the Company.

The following table contains information on compensation for our non-employee members of our Board for Fiscal 2023.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
A. Charles Wilson (2)	72,000	85,200	157,200
Richard M. Horowitz (3)	36,000	42,600	78,600
Victor H.M. Ting (4)	36,000	42,600	78,600
Jason T. Adelman (5)	36,000	42,600	78,600

(1)

The option awards are based on the fair value of stock options on the grant date computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation (“ASC Topic 718”).

(2)	The total number of shares underlying option awards held by Mr. Wilson outstanding as of June 30, 2023 were 200,000.

(3)	The total number of shares underlying option awards outstanding held by Mr. Horowitz as of June 30, 2023 were 100,000.

(4)	The total number of shares underlying option awards outstanding held by Mr. Ting as of June 30, 2023 were 40,000.

(5)	The total number of shares underlying option awards outstanding held by Mr. Adelman as of June 30, 2023 were 80,000.

EXECUTIVE OFFICERS

The following persons were our only executive officers as of October 13, 2023:

S. W. Yong – Mr. Yong, age 70, is the Company’s Chairman and Chief Executive Officer. Biographical information regarding Mr. Yong is set forth under the section entitled “Election of Directors.”

Anitha Srinivasan – Ms. Srinivasan, age 44, was appointed as the Company’s Chief Financial Officer effective July 1, 2022. Ms. Srinivasan, a Chartered Accountant and a Certified Internal Auditor, has over twenty years of diversified experience in areas of audit, finance and corporate consulting. Ms. Srinivasan has been a consultant to the Company for more than the past 5 years and served as the Internal Audit Team Leader of the Company. She had been employed by the Company from 2006 to 2012. She holds a Bachelor’s Degree in Commerce from the University of Madras, India. She is a member of The Institute of Singapore Chartered Accountants, The Institute of Chartered Accountants of India and The Institute of Internal Auditors.

Hwee Poh Lim – Mr. Lim, age 64, is the Company’s Senior Corporate Vice President and Chief Operating Officer (Testing Group). Mr. Lim joined the Company in 1982 and became the Quality Assurance Manager in 1985. He was promoted to the position of Operations Manager in 1988. In 1990 he was promoted to Business Manager and was responsible for the Malaysian operations in Penang and Kuala Lumpur. Mr. Lim became the General Manager of the Company’s Malaysia subsidiary in 1991. In February 1993, all test facilities in Southeast Asia came under Mr. Lim’s responsibility. He holds diplomas in Electronics & Communications and Industrial Management and a Master’s Degree in Business Administration. He was appointed Corporate Vice‑President‑Testing in July 1998. He was promoted to Senior Corporate Vice President and Chief Operating Officer (Testing Group) in January 2023.

S. K. Soon – Ms. Soon, age 65, joined Trio-Tech Singapore in 1981 and became the Personnel and Administration Manager in 1985. In 1991, she was promoted to Group Logistics Manager and was responsible for the overall logistics and human resources functions for our operations. Effective July 1, 2015, she was appointed as Corporate Vice-President and currently oversees the Company’s Logistics and Human Resources functions.

EQUITY COMPENSATION PLAN INFORMATION

The Company’s 2017 Employee Plan and 2017 Directors Plan were approved by the Board on September 14, 2017, and approved by shareholders on December 4, 2017. An amendment to the 2017 Employee Plan was approved by the Board on October 20, 2021 and by shareholders on December 8, 2021. An amendment to the 2017 Directors Plan was approved by the Board on October 27, 2020 and by shareholders on December 8, 2020. The purpose of these two plans is also to enable the Company to attract and retain top-quality employees, officers, directors and consultants and to provide them with an incentive to enhance shareholder return as well as contributing to the Company’s long-term growth and profitability objectives.

The following table provides information as of June 30, 2023 with respect to the following compensation plans of the Company under which equity securities of the Company are authorized for issuance:

EQUITY COMPENSATION PLAN INFORMATION

	Number of securities to be issued upon exercise of outstanding options	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in
Plan Category	(a)	(b)	column (a))
Equity compensation plans approved by shareholders:
2017 Employee Plan	216,375	$4.89	267,500
2017 Directors Plan	420,000	$4.91	80,000
Total	636,375		347,500

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee

The Compensation Committee reviews and approves corporate goals and objectives relating to the compensation of the Chief Executive Officer; reviews goals and objectives of other executive officers; establishes the performance criteria (including both long-term and short-term goals) to be considered in light of those goals and objectives; evaluates the performance of the executives; determines and approves the compensation level for the Chief Executive Officer; and reviews and approves compensation levels of other key executive officers.

Compensation Objectives

The Company operates in a highly competitive and rapidly changing industry. The key objectives of the Company’s executive compensation programs are to:

●	attract, motivate and retain executives who drive the Company’s success and industry leadership;

●	provide each executive, from Vice-President to Chief Executive Officer, with a base salary based on the market value of that role, and the individual’s demonstrated ability to perform that role;

●

motivate executives to create sustained shareholder value by ensuring all executives have an “at risk” component of total compensation that reflects their ability to influence business outcomes and financial performance.

What Our Compensation Program is Designed to Reward

Our compensation program is designed to reward each individual executive officer’s contribution to the advancement of the Company’s overall performance and execution of our goals, ideas and objectives. It is designed to reward and encourage exceptional performance at the individual level in the areas of organization, creativity and responsibility while supporting the Company’s core values and ambitions. This in turn aligns the interest of our executive officers with the interests of our shareholders, and thus with the interests of the Company.

Determining Executive Compensation

The Compensation Committee reviews and approves the compensation program for executive officers annually after the closing of each fiscal year. Reviewing the compensation program at such time allows the Compensation Committee to consider the overall performance of the past fiscal year and the financial and operating plans for the upcoming fiscal year in determining the compensation program for the upcoming fiscal year.

The Compensation Committee also annually reviews market compensation levels with comparable jobs in the industry to determine whether the total compensation for our officers remains in the targeted median pay range. This assessment includes evaluation of base salary, annual incentive opportunities, and long-term incentives for the key executive officers of the Company. The Company did not hire any compensation consultants in connection with setting executive compensation for Fiscal 2023.

The Compensation Committee’s compensation decisions are based on the Company’s operational performance, the performance and contribution of each individual officer, and the compensation budget and objectives of the Company. The Compensation Committee also considers other factors, such as the experience and potential of the officer and the market compensation level for a similar position.

Role of Executive Officers in Determining Executive Compensation

The Compensation Committee determines compensation for the Chief Executive Officer, which is based on different factors, such as level of responsibility and contributions to the performance of the Company. The Chief Executive Officer recommends the compensation for the Company's executive officers (other than the compensation of the Chief Executive Officer) to the Compensation Committee. The Compensation Committee reviews the recommendations made by the Chief Executive Officer and determines the compensation of the Chief Executive Officer and the other executive officers. The Chief Executive Officer is not present during voting on, or deliberations concerning, his compensation.

Components of Executive Compensation

The Company’s compensation program has three major components: (1) base annual salary; (2) potential annual cash incentive awards that are based primarily on financial performance of the Company or its relevant business operating units; and (3) long-term incentive compensation in the form of stock options.

Base Salary

Base salaries are provided as compensation for day-to-day responsibilities and services to the Company and to meet the objective of attracting and retaining the talent needed to run the business.

Base salary for our executive officers was determined utilizing various factors.

One factor that was taken into account in determining base salary for our executive officers was the compensation policies of other companies comparable in size to and within substantially the same industry as the Company. Keeping our executive officers’ salaries in line with the market ensures the Company’s competitiveness in the marketplace in which the Company competes for talent.

Another factor taken into account in determining base salary for our executive officers was salaries paid by us to our executive officers during the immediately preceding year and increases in the cost of living.

The salary for each of our Named Executive Officers for the year ended June 30, 2023 and the percentage increase in their salary from the prior fiscal year’s salary were as follows:

Executives (1)	Base Salary	Percent Increased (2)
S. W. Yong, Chairman and Chief Executive Officer	$272,109	0.81%
Anitha Srinivasan, Chief Financial Officer (3)	$106,386	-%
Hwee Poh Lim, Senior Corporate Vice President and Chief Operating Officer (Testing Group)	$112,521	6.83%
Siew Kuan Soon, Corporate Vice President	$100,474	2.05%

(1)	Singapore executive officers’ base salaries are credited with a compulsory contribution ranging from 2.2% to 9.1% of base salary as required under Singapore’s provident pension fund.

(2)

Percent increase is based on the increase in base salary in the currency of Singapore. The appreciation of Singapore dollars against U.S. dollars is excluded in the calculation. The base cash compensation for the above-named officers of the Company, each of whom resides in Singapore, in Fiscal 2023, was denominated in the currency of Singapore. The exchange rate therefore was established as of June 30, 2023 and was computed to be 1.3671 Singapore dollars to each U.S. dollar.

(3)	Ms. Srinivasan was appointed as the Company’s Chief Financial Officer effective July 1, 2022, and therefore, has no prior-year information to provide a percentage-increase calculation.

Bonuses

The Compensation Committee approves the bonus formula for Company's executive officers annually, as intended to satisfy the requirements of Section 162(m) of the Code.

The bonus for each of our Named Executive Officers paid in the year ended June 30, 2023 for prior year efforts was as follows:

Executives(1)	Bonus
S. W. Yong, Chairman and Chief Executive Officer	$175,185
Anitha Srinivasan, Chief Financial Officer (1)	$4,389
Hwee Poh Lim, Senior Corporate Vice President and Chief Operating Officer (Testing Group)	$45,768
Siew Kuan Soon, Corporate Vice President	$34,125

(1)	Ms. Srinivasan joined the Company as Chief Financial Officer effective July 1, 2023

Option Grants

Stock options are intended to align the interests of key executives and shareholders by placing a portion of the key executives’ compensation at risk, tied to long-term shareholder value creation. Stock options are granted at 100% of the “fair market value” (as defined under the applicable plan) of the Company’s Common Stock on the date of grant. The Compensation Committee believes that stock options are flexible and relatively inexpensive to implement when compared with cash bonuses. It also has no negative impact on the Company’s cash flow. The Compensation Committee believes that long-term incentives in the form of stock options can better encourage the executive officers to improve operations and increase profits for the Company through participation in the growth in value of the Company’s Common Stock.

The Compensation Committee views any option grant portion of our executive officer compensation packages as a special form of long-term incentive compensation to be awarded on a limited and non-regular basis, with the exception of the Chief Executive Officer and Chief Financial Officer. The objective of these awards is to ensure that the interests of our executives are closely aligned with those of our shareholders. These awards provide rewards to our executive officers based upon the creation of incremental shareholder value and the attainment of long-term financial goals. Stock options produce value to our executive officers only if the price of our stock appreciates, thereby directly linking the interests of our executive officers with those of our shareholders.

Awards of stock options are determined based on the Compensation Committee’s subjective determination of the amount of awards necessary, as a supplement to an executive officer’s base salary, to retain and motivate the executive officer.

In Fiscal 2023, we granted the following stock options to the following Named Executive Officers pursuant to the 2017 Employee Plan as indicated below.

Executives	2017 Employee Plan
S. W. Yong, Chairman and Chief Executive Officer	30,000
Anitha Srinivasan, Chief Financial Officer	1,500
Hwee Poh Lim, Senior Corporate Vice President and Chief Operating Officer (Testing Group)	4,000
Siew Kuan Soon, Corporate Vice President	2,000

At the annual meeting of shareholders held in December 2019 (“2019 Annual Meeting”), the Company’s shareholders voted to conduct future non-binding, advisory votes on executive compensation on an “every one year” basis. The Board had recommended in the proxy statement for the 2019 Annual Meeting a vote for the “every three years” option. The Board had made such recommendation based on its conclusion that an advisory vote at such frequency would provide the Company’s shareholders with sufficient time to evaluate the effectiveness of its overall compensation philosophy, policies and practices in the context of the Company’s long-term business results, while avoiding more emphasis on short term variations in compensation and business results.  Thus, the Board decided to conduct future advisory votes on executive compensation on an “every three years” basis until at least the next vote by the Company’s shareholders on the frequency of such votes. The Company conducted the non-binding, advisory vote on executive compensation in its 2022 annual meeting of shareholders. The next advisory vote on executive compensation will occur no later than at the 2025 annual meeting of shareholders.

Delinquent Section 16(A) Reports

Pursuant to Rule 16a-2 of the Exchange Act, our directors, executive officers and beneficial owners of 10% or more of our common stock are currently required to file statements of beneficial ownership with respect to their ownership of our equity securities under Sections 13 or 16 of the Exchange Act. Based on a review of written representations from our executive officers and directors and a review of Forms 4 and 5 furnished to us, we believe that during Fiscal 2023 the directors, executive officers and owners of more than 10% of our common stock filed, on a timely basis, all reports required by Section 16(a) of the Exchange Act.

EXECUTIVE COMPENSATION

The following table sets forth information regarding the compensation awarded to or earned by our Named Executive Officers during the years ended June 30, 2023 and 2022, consisting of our principal executive officer, and the two most highly compensated executive officers other than our principal executive officer. In addition, we have elected to provide disclosure for up to two additional executive officers during the year.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus(1) ($)	Option Awards ($) (2)		All Other Compensation ($)		Total ($)
S. W. Yong (3)	2023	272,109	175,185	71,100	(4)	24,393	(6)	542,787
Chairman and Chief Executive Officer	2022	271,863	-	92,250	(5)	20,636	(6)	384,749

Victor H.M.Ting (7)	2023	-	-	-		-		-
Former Chief Financial Officer and Corporate Vice President	2022	158,848	26,475	70,600	(8)	118,027	(9)	373,950

Anitha Srinivasan (10)	2023	106,386	4,389	3,840	(11)	9,699	(12)	124,314
Chief Financial Officer	2022	-	-	-		-		-

Hwee Poh Lim	2023	112,521	45,768	10,240	(13)	19,559	(15)	188,088
Senior Corporate Vice President and Chief Operating Officer (Testing Group)	2022	106,093	8,731	5,535	(14)	19,039	(15)	139,398

Siew Kuan Soon	2023	100,474	34,125	5,120	(16)	17,480	(18)	157,199
Corporate Vice President	2022	99,166	17,774	5,535	(17)	16,933	(18)	139,408

(1)	The amounts reported in this column represent annual cash bonus awards paid in each year under our annual cash incentive program for the financial performance of the Company in prior fiscal year.

(2)	The option awards are based on the fair value of stock options on the grant date computed in accordance with ASC Topic 718.

(3)	Mr. Yong did not receive any fees for services rendered as a director of the Company.

(4)

A stock option covering 30,000 shares of Common Stock was granted to Mr. Yong pursuant to the 2017 Employee Plan on March 22, 2023. The option has a five-year term and vests over the period as follows: 25% vesting on the grant date and the remaining balance vesting in equal installments on the next three succeeding anniversaries of the grant date.

(5)

A stock option covering 25,000 shares of Common Stock was granted to Mr. Yong pursuant to the 2017 Employee Plan on March 24, 2022. The option has a five-year term and vests over the period as follows: 25% vesting on the grant date and the remaining balance vesting in equal installments on the next three succeeding anniversaries of the grant date.

(6)

The amount shown in the other compensation column for Mr. Yong for Fiscal 2023 includes central provident fund contributions of $5,925, car benefits of $13,333 and director fees of $5,135 for service as a director for Trio-Tech Malaysia and Trio-Tech Kuala Lumpur, which are 55% owned by the Company.

The amount shown in the other compensation column for Mr. Yong for Fiscal 2022 includes central provident fund contributions of $4,111, car benefits of $11,071 and director fees of $5,454 for service as a director for Trio-Tech Malaysia and Trio-Tech Kuala Lumpur, which are 55% owned by the Company.

Singapore officers are credited with a compulsory contribution to their central provident fund at a certain percentage of their base salaries and bonuses in accordance with Singapore law. The compulsory contribution with respect to Mr. Yong was 2.2% and 1.5% for Fiscal 2023 and 2022, respectively.

(7)	Mr. Ting resigned as the Company’s Chief Financial Officer and Corporate Vice President in June 2022.

(8)

A stock option covering 20,000 shares of Common Stock was granted to Mr. Ting pursuant to the 2017 Director Plan on March 24, 2022. The option vested immediately upon grant and will terminate five years from the date of grant unless terminated sooner upon termination of the optionee’s status as a director or otherwise pursuant to the 2017 Directors Plan.

(9)

The amount shown in the other compensation column for Mr. Ting for Fiscal 2022 includes central provident fund contributions of $6,534, car benefits $11,201, retirement benefits $62,546, ex-gratia and unutilized leave payment $33,478 and director fees of $4,268 for the service as a director for Trio-Tech Malaysia and Trio-Tech Kuala Lumpur, which are 55% owned by the Company.

Singapore officers are credited with a compulsory contribution to their central provident fund at a certain percentage of their base salaries and bonuses in accordance with Singapore law. The compulsory contribution with respect to Mr. Ting was 4.1% for Fiscal 2022.

(10)	Ms. Srinivasan joined the Company as Chief Financial Officer effective July 1, 2022.

(11)

A stock option covering 1,500 shares of Common Stock was granted to Ms. Srinivasan pursuant to the 2017 Employee Plan on July 18, 2022. The option has a five-year term and vests over the period as follows: 25% vesting on the grant date and the remaining balance vesting in equal installments on the next three succeeding anniversaries of the grant date.

(12)

The amount shown in the other compensation column for Ms. Srinivasan for Fiscal 2023 includes central provident fund contributions $9,699.

Singapore officers are credited with a compulsory contribution to their central provident fund at a certain percentage of their base salaries and bonuses in accordance with Singapore law. The compulsory contribution with respect to Ms. Srinivasan was 9.1% for Fiscal 2023.

(13)

A stock option covering 4,000 shares of Common Stock was granted to Mr. Lim pursuant to the 2017 Employee Plan on July 18, 2022. The option has a five-year term and vests over the period as follows: 25% vesting on the grant date and the remaining balance vesting in equal installments on the next three succeeding anniversaries of the grant date.

(14)

A stock option covering 1,500 shares of Common Stock was granted to Mr. Lim pursuant to the 2017 Employee Plan on March 24, 2022. The option has a five-year term and vests over the period as follows: 25% vesting on the grant date and the remaining balance vesting in equal installments on the next three succeeding anniversaries of the grant date.

(15)

The amount shown in the other compensation column for Mr. Lim for Fiscal 2023 includes central provident fund contributions of $7,724, car benefits $9,826 and director fees of $2,009 for the service as a director for Trio-Tech Malaysia and Trio-Tech Kuala Lumpur.

The amount shown in the other compensation column for Mr. Lim for Fiscal 2022 includes central provident fund contributions of $5,826, car benefits $11,079 and director fees of $2,134 for the service as a director for Trio-Tech Malaysia and Trio-Tech Kuala Lumpur.

Singapore officers are credited with a compulsory contribution to their central provident fund at a certain percentage of their base salaries and bonuses in accordance with Singapore law. The compulsory contribution with respect to Mr. Lim was 6.9% and 5.5% for Fiscal 2023 and 2022, respectively.

(16)

A stock option covering 2,000 shares of Common Stock was granted to Ms. Soon pursuant to the 2017 Employee Plan on July 18, 2022. The option has a five-year term and vests over the period as follows: 25% vesting on the grant date and the remaining balance vesting in equal installments on the next three succeeding anniversaries of the grant date.

(17)

A stock option covering 1,500 shares of Common Stock was granted to Ms. Soon pursuant to the 2017 Employee Plan on March 24, 2022. The option has a five-year term and vests over the period as follows: 25% vesting on the grant date and the remaining balance vesting in equal installments on the next three succeeding anniversaries of the grant date.

(18)

The amount shown in the other compensation column for Ms. Soon for Fiscal 2023 includes central provident fund contributions and insurance premium amounting to $8,980, car benefits $6,491 and director fees of $2,009 for the service as a director for Trio-Tech Malaysia and Trio-Tech Kuala Lumpur.

The amount shown in the other compensation column for Ms. Soon for Fiscal 2022 includes central provident fund contributions and insurance premium amounting to $8,124, car benefits $6,675 and director fees of $2,134 for the service as a director for Trio-Tech Malaysia and Trio-Tech Kuala Lumpur.

Singapore officers are credited with a compulsory contribution to their central provident fund at a certain percentage of their base salaries and bonuses in accordance with Singapore law. The compulsory contribution with respect to Ms. Soon was 7.5% and 6.7% for Fiscal 2023 and 2022, respectively.

Narrative Disclosure to Summary Compensation Table

Base Salary. Base salary for Fiscal 2023 for Mr. Yong, Ms. Srinivasan, Mr. Lim and Ms. Soon were $272,109, $106,386, $112,521 and $100,474 respectively.

Bonuses. Bonuses paid in Fiscal 2023 for prior year efforts for Mr. Yong, Ms. Srinivasan, Mr. Lim and Ms. Soon were $175,185, $4,389, $45,768 and $34,125 respectively.

Option Awards. Stock options are granted at 100% of the fair market value of the Company’s Common Stock on the date of grant. Awards of stock options are determined based on the Compensation Committee’s subjective determination of amount of awards necessary, as a supplement to an executive officer’s base salary, to retain and motivate the executive officer.

In Fiscal 2023, stock options covering 7,500 and 30,000 shares were granted on July 18, 2022 and Mar 22, 2023, respectively pursuant to the 2017 Employee Plan, which stock options vest over the period as follows: 25% vesting on the grant date and the remaining balance vesting in equal installments on the next three succeeding anniversaries of the grant date.

In Fiscal 2022, stock options covering 28,000 shares were granted on March 24, 2022 pursuant to the 2017 Employee Plan, which stock options vest over the period as follows: 25% vesting on the grant date, and the remaining balance vesting in equal installments on the next three succeeding anniversaries of the grant date, and stock options covering 20,000 shares were granted on March 24, 2022 pursuant to the 2017 Directors Plan which stock options vested immediately upon grant and terminate five years from the date of grant, unless terminated sooner upon termination of the optionee’s status as a director or otherwise pursuant to the 2017 Directors Plan.

All Other Compensation. All other compensation includes central provident fund contributions at a certain percentage of the base salaries in accordance with Singapore law, car benefits and director fees for service as a director for certain subsidiaries of the Company.

The Company does not generally provide its executive officers with payments or other benefits at, following, or in connection with retirement. The Company does not have a nonqualified deferred compensation plan that provides for deferral of compensation on a basis that is not tax-qualified for its executive officers.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information concerning shares of our Common Stock covered by exercisable and unexercisable options held by the Named Executive Officers as of June 30, 2023.

OUTSTANDING EQUITY AWARDS AT JUNE 30, 2023
	Option Awards
	Number of Securities Underlying Unexercised Options		Number of Securities Underlying Unexercised Options	Option Exercise Price	Option Expiration
Name	(#) Exercisable		(#) Unexercisable	($)	Date
S. W. Yong	7,500	(1)	22,500	$4.51	20-Mar-2028
	12,500	(2)	12,500	$7.76	23-Mar-2027
	30,000	(3)	10,000	$5.27	18-Feb-2026
	20,000	(4)	-	$2.53	24-Mar-2025
	40,000	(5)	-	$3.28	10-Apr-2024

Anitha Srinivasan (6)	375	(7)	1,125	$5.18	17-Jul-2027

Hwee Poh Lim	1,000	(7)	3,000	$5.18	17-Jul-2027
	750	(2)	750	$7.76	23-Mar-2027

Siew Kuan Soon	500	(7)	1,500	$5.18	17-Jul-2027
	750	(2)	750	$7.76	23-Mar-2027
	500	(8)	500	$3.73	07-Dec-2025

(1)	Stock option granted on March 22, 2023 pursuant to the 2017 Employee Plan, that will fully vest on March 21, 2026 (one-fourth of the grant vested or will vest every year beginning on March 22, 2023).

(2)	Stock option granted on March 24, 2022 pursuant to the 2017 Employee Plan, that will fully vest on March 23, 2025 (one-fourth of the grant vested or will vest every year beginning on March 24, 2022).

(3)

Stock option granted on February 19, 2021 pursuant to the 2017 Employee Plan, that will fully vest on February 18, 2024 (one-fourth of the grant vested or will vest every year beginning on February 19, 2021).

(4)	Stock option granted on March 25, 2020 pursuant to the 2017 Employee Plan, that fully vested on March 24, 2023.

(5)	Stock option granted on April 11, 2019 pursuant to the 2017 Employee Plan, that fully vested on April 10, 2022.

(6)	Ms. Srinivasan joined the Company as Chief Financial Officer effective July 1, 2022.

(7)	Stock option granted on July 18, 2022 pursuant to the 2017 Employee Plan, that will fully vest on July 17, 2025 (one-fourth of the grant vested or will vest every year beginning on July 18, 2022).

(8)	Stock option granted on December 8, 2020 pursuant to the 2017 Employee Plan, that will fully vest on December 7, 2023.

PAY VERSUS PERFORMANCE

The following table presents certain information regarding compensation paid to the Company’s Principal Executive Officer (“PEO”) and other Named Executive Officers (“Other NEOs” or “Non-PEOs”), and certain measures of financial performance, for the years ended June 30, 2023 and 2022. The amounts shown below are calculated in accordance with Item 402(v) of Regulation S-K. The Compensation Committee believes that the 2023 compensation decisions for the PEO and Non-PEOs are reflective of the firm’s overall operating, strategic, financial and stock price performance and thus aligned with shareholders.

Pay Versus Performance Table

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (1)	Average Summary Compensation Total for Non-PEO Named Executive Officers (2)	Average Compensation Actually paid to Non-PEO Named Executive Officers (2)	Value of Initial $100 Investment based on Total Shareholder Return (3)	Net Income ($)

2023	$542,787	$558,124	$156,534	$154,664	$92	$1,544,000
2022	$384,749	$364,150	$217,585	$202,897	$83	$2,395,000

(1)

S. W. Yong served as the Company’s PEO during the fiscal years presented. The following amounts were added and deducted from the Summary Compensation Table (“SCT”) amount to determine the compensation actually paid to the PEO in accordance with SEC regulations:

Adjustments to Determine Compensation “Actually Paid”	Year Ended June 30, 2023	Year Ended June 30, 2022
Deduction for Amount Reported under the “Stock Awards” column in the SCT	$-
Deduction for Amount Reported under the “Option Awards” column in the SCT	(71,100)	(92,250)
Increase for the Fair Value of Awards Granted during year that remain unvested as of year-end	56,025	38,813
Increase for the Fair Value of Awards Granted during year that remain vested as of year-end	18,675	12,938
Increase/deduction for Change in Fair Value from prior year-end to current year-end of Awards Granted prior to year-end that were outstanding and unvested as of year-end	8,250	(23,200)
Increase/deduction for Change in Fair Value from prior year-end to Vesting Date of Awards Granted prior to year-end that vested during year	3,487	43,100
Total Adjustments	$15,337	$(20,599)

(2)

For the year ended June 30, 2023, Anitha Srinivasan, Hwee Poh Lim and Siew Kuan Soon were our Other NEOs.

For the year ended June 30, 2022, H.M. Ting, Hwee Poh Lim and Siew Kuan Soon were our Other NEOs.

The following amounts were added and deducted from the Summary Compensation Table (“SCT”) amount to determine the compensation actually paid to the Other NEOs in accordance with SEC regulations:

	Year Ended June 30, 2023	Year Ended June 30, 2022
Deduction for Amount Reported under the “Stock Awards” column in the SCT	$-
Deduction for Amount Reported under the “Option Awards” column in the SCT	(6,400)	(27,223)
Increase for the Fair Value of Awards Granted during year that remain unvested as of year-end	4,331	1,088
Increase for the Fair Value of Awards Granted during year that remain vested as of year-end	1,444	9,363
Increase/deduction for Change in Fair Value from prior year-end to current year-end of Awards Granted prior to year-end that were outstanding and unvested as of year-end	(950)	(383)
Increase/deduction for Change in Fair Value from prior year-end to Vesting Date of Awards Granted prior to year-end that vested during year	(295)	2,467
Total Adjustments	$(1,870)	$(14,688)

(3)

Represents the cumulative shareholder return of a fixed investment of $100 made at the closing price of the Company’s Common Stock at June 30, 2021 for the measurement period beginning on such date and continuing through and including the end of the applicable fiscal year reflected in the table.

Analysis of the Information Presented in the Pay Versus Performance Table

The Company's compensation structure consists of three primary components: (1) the base annual salary; (2) potential annual cash incentives; and (3) long-term incentive compensation through stock options. The Company emphasizes a pay-for-performance approach, where annual cash incentives are linked to metrics closely tied to the growth and profitability of our business. The objective of potential annual cash incentives is to establish a balanced alignment between the interests of executives and shareholders, while the other components of compensation are designed to support the Company's long-term retention initiatives.

We generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

PEO

From Fiscal 2022 to Fiscal 2023, compensation actually paid to the PEO increased by $193,974 or 53.3%. Over the same period, the Company’s Total Shareholder Return increased by 10.8%. A key factor that drove the increase in pay during this period was a higher bonus payout of $175,185 in Fiscal 2023 compared to $0 in Fiscal 2022. This increase in bonus payouts for Fiscal 2023 is attributed to improved performance in Fiscal 2022, as these bonuses were based on the prior year's achievements.

Other NEOs

From Fiscal 2022 to Fiscal 2023, compensation paid to the other NEOs decreased by $48,233 or 23.8%. Over the same period, the Company’s Total Shareholder Return increased by 10.8%. Compensation paid in Fiscal 2022 includes retirement benefits, ex-gratia and unutilized leave payments made to the former Chief Financial Officer and Corporate Vice President who resigned in June 2022.

Compensation Actually Paid and Net Income

Our Company has not historically looked to net income as a performance measure for our executive compensation program. In Fiscal 2023, our net income decreased 35.5%, or $851,000 from Fiscal 2022, and the compensation actually paid for our PEO and named executive officers increased during this period, primarily because the bonuses for our PEO and named executive officers in Fiscal 2023, were based on Company’s performance in Fiscal 2022.

Compensation Actually Paid and Cumulative Total Shareholder Return (TSR)

Historically, we have not used financial performance measures such as TSR to align with compensation actually paid to our NEO’s. As described in more detail in the section EXECUTIVE COMPENSATION - Narrative Disclosure to Summary Compensation Table, part of the compensation our NEOs are eligible to receive consists of annual performance-based cash bonuses and equity awards that are designed to provide appropriate incentives to our executives to achieve defined annual corporate goals.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of our Company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

The following table sets forth, as of September 30, 2023, certain information regarding the beneficial ownership of the Common Stock by (i) all persons known by the Company to be the beneficial owners of more than 5% of its Common Stock, (ii) each of the directors of the Company, (iii) each of the Named Executive Officers, and (iv) all executive officers and directors of the Company as a group. To the knowledge of the Company, unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to shares beneficially owned, subject to applicable community property and similar statutes.

Name	Amount of Shares Owned Beneficially (1)		Percent of Class (1)

S. W. Yong (2)	640,068		15.2%
A. Charles Wilson (3)	595,500	(4)	13.9%
Richard M. Horowitz (5)	455,364		10.9%
Victor H. M. Ting (6)	131,657		3.2%
Jason T. Adelman (7)	90,000		2.2%
Hwee Poh Lim(8)	89,983		2.2%
Siew Kuan Soon(9)	24,850		0.6%
Anitha Srinivasan(10)	3,375		0.1%
All Directors and Executive Officers as a group (8 persons)	2,030,797	(11)	48.1%
Renaissance Technologies LLC	168,113	(12)	4.1%

(1)

The percent of class is based upon 4,096,680 shares outstanding. The number of shares indicated and the percentage shown for each individual assumes the exercise of options that are presently exercisable or may become exercisable within 60 days from September 30, 2023 which are held by that individual or by all executive officers and directors as a group, as the case may be. The address for each of the directors and executive officers above is in care of the Company at Block 1008 Toa Payoh North Unit 03-09 Singapore.

(2)

Includes an aggregate of 110,000 shares of the Common Stock that may be acquired upon the exercise of options which are presently exercisable, or which may become exercisable within 60 days from September 1, 2023 at exercise prices from $2.53 to $7.76 per share.

(3)

Includes an aggregate of 200,000 shares of the Common Stock that may be acquired upon the exercise of options which are presently exercisable or which may become exercisable within 60 days from September 30, 2023 at exercise prices from $2.53 to $7.76 per share.

(4)	The shares are held in a revocable family trust.

(5)

Includes an aggregate of 100,000 shares of the Common Stock that may be acquired upon the exercise of options which are presently exercisable or which may become exercisable within 60 days from September 30, 2023 at exercise prices from $2.53 to $7.76 per share.

(6)

Includes an aggregate of 40,000 shares of the Common Stock that may be acquired upon the exercise of options which are presently exercisable or which may become exercisable within 60 days from September 30, 2023 at exercise prices from $4.51 to $7.76 per share..

(7)

Includes an aggregate of 80,000 shares of the Common Stock that may be acquired upon the exercise of options which are presently exercisable or which may become exercisable within 60 days from September 30, 2023 at exercise prices from $2.53 to $7.76 per share.

(8)

Includes an aggregate of 4,250 shares of the Common Stock that may be acquired upon the exercise of options which are presently exercisable or which may become exercisable within 60 days from September 30, 2023 at an exercise price of $4.88 to $7.76 per share.

(9)

Includes an aggregate of 2,500 shares of the Common Stock that may be acquired upon the exercise of options which are presently exercisable or which may become exercisable within 60 days from September 30, 2023 at an exercise price of $3.73 to $7.76 per share.

(10)

Includes an aggregate of 1,875 shares of the Common Stock that may be acquired upon the exercise of options which are presently exercisable or which may become exercisable within 60 days from September 30, 2023 at an exercise price of $4.88 to $5.18 per share.

(11)

Includes an aggregate of 538,625 shares of the Common Stock that may be acquired upon the exercise of options which are presently exercisable or which may become exercisable within 60 days from September 30, 2023 at exercise prices from $2.53 to $7.76 per share.

(12)

Based on Form 13G filed by Renaissance Technologies LLC and Renaissance Technologies Holdings Corporation on February 13, 2023. The address of Renaissance Technologies is 800 Third Ave, New York, NY 10022.

The Company does not know of any arrangements that may at a subsequent date result in a change of control of the Company.

ADDITIONAL MEETING INFORMATION

Shareholder Proposals

Shareholders who wish to present proposals at the Annual Meeting to be held following the end of the fiscal year ended June 30, 2023 should submit their proposals in writing to the Secretary of the Company at the Company’s principal executive offices located at Block 1008 Toa Payoh North, Unit 03-09 Singapore 318996. Rule 14a-8 requires that we receive such proposals not less than 120 days prior to the one-year anniversary of the date of this Proxy Statement for inclusion in next year’s proxy statement and proxy card. If a shareholder intends to present a proposal at the next annual meeting of shareholders but does not seek inclusion of that proposal in the proxy statement for that meeting, the holders of proxies for that meeting will be entitled to exercise their discretionary authority on that proposal if the Company does not have notice of the proposal not more than 90 days nor less than 60 days before the 2024 Annual meeting of shareholders.

Householding Of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are stockholders of the Company will be “householding” the Company’s proxy materials. A single set of the Company’s proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of the Company’s proxy materials, please notify your broker or direct a written request to the Company. This request should be directed to the Corporate Secretary, Trio‑Tech International, Block 1008 Toa Payoh North #03-09 Singapore 318996 or at (65) 6265 3300. The Company undertakes to deliver promptly, upon any such oral or written request, a separate copy of its proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of the Company’s proxy materials at their address and would like to request “householding” of their communications should contact their broker, bank or other nominee, or contact the Company at the above address or phone number.

Proxy Solicitation

The cost of soliciting the enclosed form of Proxy will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Directors, officers and regular employees of the Company may, for no additional compensation, also solicit proxies personally or by telephone, electronic transmission, telegram or special letter.

Annual Report

The Company’s Annual Report is being made electronically available with this Proxy Statement to shareholders entitled to notice of the meeting. The Annual Report includes the consolidated financial statements, unaudited selected consolidated financial data and management’s discussion and analysis of financial condition and results of operations.

Upon the written request of any shareholder, the Company will provide, without charge, a copy of the Company’s Annual Report. This request should be directed to the Corporate Secretary, Trio‑Tech International, Block 1008 Toa Payoh North #03-09 Singapore 318996.

OTHER MATTERS

The shareholders and any other interested parties or persons who would like to communicate with the Board can access the website www.triotech.com and fill in the contact form for any enquiries or information. The form will be sent directly to the Secretary and the communications for specified individual directors of the Board will be given to them personally by the Secretary. In addition, the contact number is listed on the website and the messages will be passed to the Board accordingly.

At this time, the Board knows of no other business that will come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named as Proxy holders will vote on them in accordance with their best judgment.

By Order of the Board of Directors S.W. Yong Chairman and Chief Executive Officer

Appendix A

Amendment

AMENDMENT NO. 1 TO THE

AMENDED AND RESTATED BYLAWS

OF

TRIO-TECH INTERNATIONAL, INC.

Approved by the Board of Directors on October 11, 2023

Approved by the Shareholders of Trio-Tech International on December [●], 2023

Section 3.01 of the Amended and Restated Bylaws (the “Bylaws”) of Trio-Tech International, Inc. (the “Corporation”) is hereby amended and restated, in its entirety, by the following:

3.01  NUMBER OF DIRECTORS. The authorized number of directors shall be not less than four nor more than seven; provided that the minimum number or maximum number, or both, may be increased or decreased from time to time by an amendment to these Bylaws duly adopted in accordance with these Bylaws, Section 212 of the California Corporations Code, and other applicable law. The exact number of authorized directors shall be fixed, within the limits set forth in this Section, by the shareholders or board of directors.

Section 9.02 of the Bylaws is hereby amended and restated, in its entirety, by the following:

9.02  AMENDMENT BY DIRECTORS. Subject to the rights of shareholders under, and any limitations imposed by, the California Corporations Code, the board of directors may adopt, amend, or repeal bylaws.

Appendix B

Second Amended and Restated Bylaws

SECOND AMENDED AND RESTATED BYLAWS
OF
TRIO-TECH INTERNATIONAL

ARTICLE I

OFFICES

Section 1.01    PRINCIPAL OFFICE AND PRINCIPAL BUSINESS OFFICE. The principal office of the Corporation shall be located at such place within or without the State of California as shall be fixed from time to time by the board of directors, and if no place is fixed by the board of directors, such place as shall be fixed by the Chief Executive Officer.

Section 1.02    OTHER OFFICES. The Chief Executive Officer may establish branch offices of the Corporation both in and outside the State of California.

ARTICLE II

SHAREHOLDERS

Section 2.01    PLACE OF MEETING. Meetings of the shareholders shall be held at any place within or without the State of California designated by the board of directors. Absent such designation, meetings shall be held at the principal office. The board of directors may, in its discretion and subject to any guidelines and procedures it may adopt, authorize shareholders not physically present, in person or proxy, at a meeting of shareholders, whether held at a designated place or held solely by electronic transmission by and to the Corporation, electronic video screen communication, conference telephone, or other means of remote participation to participate in and vote at the meeting by electronic transmission by and to the Corporation, electronic video screen communication, conference telephone, or other means of remote participation and such shareholders shall be considered present in person or by proxy.

Section 2.02    ANNUAL MEETING. An annual meeting of shareholders shall be held on such date and at such time as may be designated from time to time by the board of directors for the purpose of electing directors and transacting any other business that is within the power of the shareholders and allowed by law.

Section 2.03    SPECIAL SHAREHOLDERS' MEETINGS. Special meetings of the shareholders may be called by the board of directors, the chair of the board, the president, or by shareholders entitled to cast not less than 10% of the votes at the meeting. Any person entitled to call a special meeting of shareholders (other than the board of directors) shall make a written request to the chair of the board, specifying the general purpose of such meeting and the date, time, and place of the meeting, which date shall be not less than 35 days and not more than 60 days after the receipt by such officer of the request. Within 20 days after receipt of the request, the officer receiving such request shall cause notice to be given to the shareholders entitled to vote at such meeting, stating that a meeting will be held on the date and at the time and place requested by the person(s) requesting the meeting and stating the general purpose of the meeting. If such notice is not given within 20 days after receipt of the request, the person(s) requesting the meeting may give such notice. No business shall be transacted at a special meeting unless its general nature shall have been specified in the notice of such meeting.

Section 2.04    NOTICE OF SHAREHOLDERS' MEETING. Written notice stating the place, day, and hour of the meeting, shall be given not less than 10 days (or, if sent by third class mail, 30 days) and not more than 60 days before the meeting. In the case of an annual meeting, the notice shall state the matters the board of directors intends, at the time the notice is given, to present to the shareholders for action; provided, however, that unless the notice of the meeting, or the waiver of notice of such meeting, sets forth the general nature of any proposal to (a) approve or ratify a transaction in which a director has a material financial interest under Section 310 of the California Corporations Code, (b) amend the articles of incorporation of this Corporation (the "Articles of Incorporation") under Section 902 of the California Corporations Code, (c) approve a conversion or reorganization or elect to wind up and dissolve under Sections 1152, 1201, or 1900 of the California Corporations Code, or (d) effect a plan of distribution upon liquidation inconsistent with the liquidation rights of the preferred shares under Section 2007 of the California Corporations Code, no such proposal may be approved at an annual meeting other than by unanimous approval by those entitled to vote. In the case of a special meeting, the notice shall state the general nature of the business to be transacted. If directors are to be elected at a meeting, the notice shall include the names of the intended nominees at the time the notice is given. If remote participation in a meeting is authorized by the board of directors, the notice shall state the means of electronic transmission by and to the Corporation, electronic video screen communication, conference telephone, or other means of remote participation by which shareholders may participate. Except as otherwise provided by the California Corporations Code, all shareholders must consent to any meeting held solely by electronic means, unless the board of directors determines it is necessary or appropriate to hold the meeting by electronic means due to an Emergency.

Proof of notice by mail or electronic transmission may be made by affidavit of the secretary or assistant secretary or the Corporation's transfer agent, and, if made, shall be filed as part of the minutes of the meeting.

Notice shall be given by personal delivery, by electronic transmission consented to by the shareholder, or by mail, by or at the direction of the secretary or the officer or person calling the meeting, to each shareholder entitled to vote at the meeting. If a shareholder has not provided an address, notice may be given as provided by Section 601 of the California Corporations Code. Notice may also be sent by electronic communication or other means of remote communication if the board of directors determines it is necessary or appropriate because of an emergency, as defined in Section 207 of the California Corporations Code ("Emergency").

Notice by mail shall be deemed to have been given when deposited in the United States mail addressed to the shareholder at the shareholder's address as it appears on the share transfer records of the Corporation, with postage thereon prepaid. Notice by electronic transmission shall be deemed to have been given when:

(a)    Transmitted to a facsimile number provided by the shareholder for the purpose of receiving notice.

(b)    Transmitted to an electronic mail address provided by the shareholder for the purpose of receiving notice.

(c)    Posted on an electronic network, with a separate notice to the shareholder of the posting.

(d)    Delivered to by any other form of electronic communication consented to by the shareholder.

Notice shall not be deemed given by electronic transmission to a shareholder after either (i) the Corporation is unable to deliver two consecutive notices to such shareholder by such means or (ii) the inability to deliver such notices to such shareholder becomes known to the secretary, any assistant secretary, the transfer agent, or any person responsible for giving such notices. This paragraph shall not apply if notices are provided by electronic communication or other means of remote communication as permitted because of an Emergency.

A shareholder may waive notice of a meeting by providing the secretary, in writing, either before or after the time of the meeting, waiver of notice, consent to holding the meeting, or approval of the minutes of the meeting. The attendance of a shareholder at a meeting constitutes waiver of notice, unless the shareholder objects, at the beginning of the meeting, to the transaction of any business at the meeting because the meeting was not lawfully called or objects, at the meeting, to the consideration of any business that was required to be, but was not, included in the notice of the meeting.

Section 2.05    VOTING LISTS. The Corporation shall prepare, as of the record date fixed for a meeting of the shareholders, a list of shareholders entitled to vote at the meeting (or any adjournment thereof). The list shall be arranged in alphabetical order, with the address of, and the number and class of shares held by, each shareholder. The list shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting.

If any shareholders are participating in a meeting of the shareholders by electronic transmission by and to the Corporation, electronic video screen communication, conference telephone or other means of remote communication, the list shall be open to examination by the shareholders for the duration of the meeting on an electronic network, and the information required to access the list shall be provided to shareholders with the notice of the meeting.

Section 2.06    FIXING THE RECORD DATE. For the purpose of determining the shareholders entitled to notice of and to vote at any meeting of the shareholders, to give written consent to any action taken without a meeting, to receive payment of any dividend or other distribution or allotment of rights, or to exercise any other rights, the board of directors may fix a date as the record date for any such determination.

A record date fixed under this Section may not be more than 60 days or less than 10 days before the meeting or more than 60 days before any other action. If any meeting of the shareholders is adjourned for more than 45 days from the date set for the original meeting, the board shall fix a new record date for determining the shareholders entitled to notice of and to vote at such adjourned meeting.

If no record date has been fixed, then (a) the record date for determining shareholders entitled to notice of and to vote at a shareholders' meeting shall be the business day before the day on which notice is given, or, if notice is properly waived, the business day before the day on which the meeting is held, (b) the record date for determining shareholders entitled to give written consent to action taken without a meeting, where no prior board action was taken, shall be the day on which the first written consent is given, and (c) the record date for determining shareholders for any other purpose shall be the later of (i) the day on which the board of directors adopts the resolution relating thereto or (ii) the 60th day prior to the date of the action.

Section 2.07    QUORUM OF AND ACTION BY SHAREHOLDERS. The presence in person or by proxy of the holders of one-third (1/3) of the shares entitled to vote constitutes a quorum for a meeting of the shareholders. Except as otherwise provided by the California Corporations Code or the Articles of Incorporation:

(a)    The affirmative vote of a majority of the shares present at a meeting, either in person, by remote communication, if applicable, or represented by proxy duly authorized, and entitled to vote on such action, at which a quorum is present shall be the act of the shareholders.

(b)    The shareholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment notwithstanding the withdrawal of any number of shareholders that leaves less than a quorum; provided that any action taken, other than adjournment, shall be approved by at least a majority of the shares required to constitute a quorum.

If a quorum is not present, the meeting may be adjourned by the vote of a majority of the shares present in person or by proxy.

Section 2.08    ADJOURNED MEETINGS AND NOTICE THEREOF. Any shareholders' meeting may be adjourned from time to time by a vote of the majority of the shares present, in person or proxy. If the meeting is adjourned for more than 45 days, or if the board of directors fixes a new record date for the adjourned meeting, notice of the adjourned meeting shall be given to each shareholder of record, as of the new record date, entitled to notice of the adjourned meeting. If the meeting is adjourned for not more than 45 days, and the board of directors does not fix a new record date for the adjourned meeting, notice need not be given of the adjourned meeting if the time and place (or the means of electronic transmission, electronic video screen communication, conference telephone, or other means of remote communication, if any, by which shareholders may participate) of the meeting are announced at the meeting at which the adjournment is taken, and any business may be transacted at the adjourned meeting that might have been transacted at the original meeting.

Section 2.09    CONDUCT OF MEETINGS. The board of directors may adopt by resolution such rules and regulations for the conduct of meetings of the shareholders as it shall deem appropriate. At every meeting of the shareholders, the chair of the board, or in their absence or inability to act, a director or officer designated by the board of directors shall serve as the chair of the meeting. The secretary or, in their absence or inability to act, the person whom the presiding officer of the meeting shall appoint secretary of the meeting, shall act as secretary of the meeting and keep the minutes thereof.

The chair of the meeting shall determine the order of business and, in the absence of a rule adopted by the board of directors, shall establish rules for the conduct of the meeting. The chair of the meeting shall announce the close of the polls for each matter voted upon at the meeting, after which no ballots, proxies, votes, changes, or revocations will be accepted. Polls for all matters before the meeting will be deemed to be closed upon final adjournment of the meeting.

Section 2.10    INSPECTORS OF ELECTION. Before any meeting of shareholders, the board of directors may appoint any persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are appointed, or if any person appointed fails to appear or refuses to act, the chair of the meeting may, and on the request of any shareholder or their proxy shall, appoint inspectors of election at the meeting. One or three inspectors may be appointed; provided that, if inspectors are appointed at a meeting on the request of one or more shareholders or proxies, the holders of a majority of shares present in person or proxy shall determine whether one or three inspectors are to be appointed.

The inspectors of election shall:

(a)    Determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies.

(b)    Receive votes, ballots, or consents.

(c)    Hear and determine challenges and questions in connection with voting rights.

(d)    Count and tabulate all votes or consents.

(e)    Determine when the polls shall close.

(f)    Determine the result.

(g)    Do any other acts that may be proper to conduct the election or vote with fairness to all shareholders.

Section 2.11    VOTING OF SHARES. Each outstanding share, regardless of class or series, shall be entitled to one vote on each matter submitted to a vote of the shareholders, except as otherwise provided herein and to the extent that the Articles of Incorporation provide for more or less than one vote per share or limit or deny voting rights to the holders of the shares of any class or series.

A shareholder entitled to vote on any matter may vote part of such shares in favor of the proposal and refrain from voting the remaining shares or, other than in elections of directors, vote the remaining shares against the proposal. If a shareholder fails to specify the number of shares the shareholder is voting affirmatively, the shareholder will be deemed to have affirmatively voted all shares the shareholder is entitled to vote.

In any election of directors, each shareholder entitled to vote shall, subject to the satisfaction of all statutory conditions precedent to the exercise of such rights, have the right to cumulate the number of votes equal to the number of directors to be elected multiplied by the number of votes to which such shareholder's shares are entitled, and distribute those votes among one or more candidates. This right may be exercised by giving written notice of intent to cumulate those votes to any officer of the Corporation before the meeting or to the presiding officer at the meeting at any time before the election of directors.

The directors receiving the highest number of votes of the shares entitled to vote in the election, up to the number of director positions to be filled, shall be elected.

Section 2.12    CONSENT OF ABSENTEES. The transactions of any meeting of shareholders, however called or noticed, are as valid as though had at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy, signs a written waiver of notice, or a consent to the holding of such meeting, or an approval of the minutes thereof. The waiver, notice, or consent need not specify the business transacted or purpose of the meeting, except as required by Section 601 of the California Corporations Code. All such waivers, consents, or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

Section 2.13    VOTING BY PROXY OR NOMINEE. A shareholder may vote either in person or by written proxy executed by the shareholder or the shareholder's attorney in fact and filed with the secretary of the Corporation. A proxy is not valid after the expiration of 11 months from the date of its execution, unless otherwise provided in the proxy. A proxy continues in full force and effect until revoked, either by a written revocation delivered to the Corporation, by a subsequent proxy presented to the meeting, or by attending a meeting of the shareholders and voting the shares in person. A proxy is revocable unless the proxy states that it is irrevocable and the proxy is coupled with an interest. A proxy is not revoked by the death or incapacity of the shareholder appointing the proxy unless the Corporation receives written notice of such death or incapacity before the vote by proxy is counted.

Section 2.14    ACTION BY SHAREHOLDERS WITHOUT A MEETING PROHIBITED. No action required or permitted to be taken at an annual or special meeting of the shareholders may be taken without a meeting.

ARTICLE III

DIRECTORS

Section 3.01    NUMBER OF DIRECTORS. The authorized number of directors shall be not less than four nor more than seven; provided that the minimum number or maximum number, or both, may be increased or decreased from time to time by an amendment to these Bylaws duly adopted in accordance with these Bylaws, Section 212 of the California Corporations Code, and other applicable law. The exact number of authorized directors shall be fixed, within the limits set forth in this Section, by the shareholders or board of directors.

Section 3.02    POWERS; QUALIFICATIONS. All corporate powers of the Corporation shall be exercised, and the business and affairs of the Corporation shall be managed, by or under the direction of the board of directors, except such powers expressly conferred upon or reserved to the shareholders, and subject to any limitations set forth by law, by the Articles of Incorporation or by these Bylaws. Directors must be natural persons.

Section 3.03    TERM OF OFFICE. At the first annual meeting of the shareholders and at each annual meeting thereafter, the shareholders entitled to vote in the election of directors shall elect directors, each of whom shall hold office until the next annual meeting of the shareholders or until the director's earlier death, resignation, disqualification, or removal. Despite the expiration of a director's term, the director shall continue to serve until the director's successor is elected and qualified.

Section 3.04    VACANCIES AND NEWLY CREATED DIRECTORSHIPS. A vacancy on the board of directors occurs upon of any of the following events:

(a)    The death, resignation, or removal of any director.

(b)    The removal or declaration of vacancy by the board of directors of a director who has been declared of unsound mind by an order of court or convicted of a felony.

(c)    The authorized number of directors is increased.

(d)    At any meeting of the shareholders at which directors are elected, the shareholders fail to elect the full authorized number of directors to be elected at the meeting.

Vacancies in the board of directors, other than vacancies created by removal of a director, may be filled by the board of directors in accordance with Section 305 of the California Corporations Code. The shareholders may, at any time and in accordance with Section 305 of the California Corporations Code, elect a director to fill any vacancy not filled by the directors. A director elected to fill a vacancy shall hold office until the next annual meeting and until the director's successor is elected and qualified (or until the director's earlier death, resignation, disqualification, or removal). If any resignation of a director will take effect at a future time, a successor may be elected to take office when the resignation becomes effective. A reduction of the authorized number of directors does not remove any director prior to the expiration of the director's term of office.

Section 3.05    REMOVAL. The board of directors may declare vacant the office of a director who has been declared of unsound mind by an order of court or convicted of a felony, or otherwise in a manner provided by law. Any or all of the directors may be removed from office at any time with or without cause by a vote of the shareholders entitled to elect them. If one or more directors are so removed at a meeting of shareholders, the shareholders may elect new directors at the same meeting.

Section 3.06    RESIGNATION. A director may resign by providing written notice to the chair of the board or the board of directors. The resignation shall be effective upon the later of the date of receipt of the notice or the effective date specified in the notice.

Section 3.07    MEETINGS OF DIRECTORS.

Regular meetings of the board of directors shall be held at such times and places as may from time to time be fixed by resolution of the board of directors and, unless the Articles of Incorporation provide otherwise, regular meetings may be held without notice of the date, time, place, or purpose of the meeting.

Meetings of the board of directors, including special meetings, may be called by the chair of the board, the president, any vice president, the secretary, or any two directors.

Notice of the time and place of special meetings shall be given to each director. If notice is mailed, it shall be deposited in the United States mail, addressed to the director at the address shown on the records of the Corporation, at least four days before the time of the meeting. If notice is delivered personally, by telephone, or by electronic transmission, it shall be delivered at least 48 hours before the time of the meeting. The notice need not specify the purpose of the meeting.

Meetings of the board of directors may be held at any place within or without the State of California that is designated in the notice of the meeting. If no place is stated in the notice, meetings shall be held at the principal office of the Corporation unless another place has been designated by a resolution duly adopted by the board of directors.

Section 3.08    ELECTRONIC PARTICIPATION. Members of the board of directors may participate in a meeting through conference telephone, electronic video screen communication, or electronic transmission by and to the Corporation. Participation in a meeting by conference telephone or electronic video screen communication constitutes presence in person if all participating directors can hear one another. Participation by electronic transmission by and to the Corporation (other than conference telephone or electronic video screen communication) constitutes presence in person if each participating director can communicate concurrently with all other participating directors and each director has the means to participate in all matters before the board, including the ability to propose or object to a specific action proposed to be taken.

Section 3.09    QUORUM OF AND ACTION BY DIRECTORS. A majority of the authorized number of directors constitutes a quorum of the board of directors for the transaction of business, and in the case of an equality of votes, the chair of the board, or, if none is appointed, the chair of the meeting, shall be entitled to a second or casting vote. Any act approved by a majority of the directors present at a duly held meeting at which a quorum is present is the act of the board of directors, unless the California Corporations Code or the Articles of Incorporation require a greater number. A meeting at which a quorum is initially present may continue to transact business, notwithstanding the withdrawal of directors leaving less than a quorum, if any action is approved by at least a majority of the directors who constitute the required quorum for the meeting. A majority of the directors present, even if less than a quorum, may adjourn a meeting to another time and place. If a meeting is adjourned for more than 24 hours, notice of the adjournment to another time and place shall be given before the adjourned meeting to each director not present at the time of the adjournment.

Section 3.10    COMPENSATION. Directors may receive compensation for their services as directors in such amount as may be fixed, from time to time, by resolution of the board of directors. The board of directors may, by resolution, authorize payment of a fixed fee and expenses of attendance, if any, for attendance at any meeting of the board of directors or committee thereof. A director shall not be precluded from serving the Corporation in any other capacity and receiving compensation for services in that capacity.

Section 3.11    ACTION BY DIRECTORS WITHOUT A MEETING. Any action required or permitted to be taken by the board of directors or any committee thereof may be taken without a meeting if all of the directors or committee members consent to the action in writing, and the number of directors or committee members then serving constitutes a quorum. The written consents shall be filed with the minutes of the proceedings of the board of directors or committee thereof.

Section 3.12    COMMITTEES OF THE BOARD OF DIRECTORS. The board of directors, by resolution adopted by a majority of the authorized number of directors, may designate one or more committees, each consisting of two or more directors, to serve at the pleasure of the board of directors and to exercise the authority of the board of directors to the extent provided in the resolution establishing the committee and as permitted by the provisions of the California Corporations Code.

No committee of the board of directors shall have the authority to:

(a)    Approve actions that require shareholder approval.

(b)    Fill vacancies on the board or on any committee.

(c)    Fix the compensation of the directors for serving on the board or on any committee.

(d)    Amend or repeal bylaws or adopt new bylaws.

(e)    Amend or repeal any resolution of the board of directors that by its terms is not so amendable or repealable.

(f)    Make distributions to shareholders, except at a rate, in a periodic amount, or within a range set forth in the Articles of Incorporation or determined by the board of directors.

(g)    Appoint other committees of the board of directors or the members thereof.

The board of directors, by vote of a majority of the authorized number of directors, may designate one or more directors as alternate members of any committee who may replace any absent member at any meeting of the committee.

The designation of a committee of the board of directors and the delegation thereto of authority shall not operate to relieve the board of directors, or any member thereof, of any responsibility imposed by law.

ARTICLE IV

OFFICERS

Section 4.01    POSITIONS AND ELECTION. The officers of the Corporation shall be elected by the board of directors and shall be a president, secretary, and a chief financial officer. The Corporation may have a chair of the board, and such other officers, including but not limited to one or more vice presidents or assistant vice presidents, a treasurer, and one or more assistant secretaries, as deemed necessary by the board of directors, with such authority as may be specifically delegated to such officers by the board of directors or these Bylaws. Any two or more offices may be held by the same person.

Officers shall be elected by the board of directors and each shall serve at the pleasure of the board. Each officer shall serve until a successor is elected and qualified or until the earlier death, resignation, or removal of that officer. Vacancies or new offices shall be filled at the next regular or special meeting of the board of directors.

Section 4.02    REMOVAL AND RESIGNATION. Any officer elected or appointed by the board of directors may be removed with or without cause by the affirmative vote of the majority of the board of directors. Removal shall be without prejudice to the contract rights, if any, of the officer so removed.

Any officer may resign at any time by giving written notice to the Corporation. Unless a different time is specified in the notice, the resignation shall be effective upon its receipt by the board of directors.

Section 4.03    POWERS AND DUTIES OF OFFICERS. The powers and duties of the officers of the Corporation shall be as provided from time to time by resolution of the board of directors or by direction of an officer authorized by the board of directors to prescribe the duties of other officers. In the absence of such resolution, the respective officers shall have the powers and shall discharge the duties customarily and usually held and performed by like officers of corporations similar in organization and business purposes to the Corporation, subject to the control of the board of directors.

ARTICLE V

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 5.01    INDEMNIFICATION AGAINST EXPENSES. The Corporation, to the extent permitted by the California General Corporation Law, (a) shall indemnify any Agent of the Corporation against expenses, including reasonable attorney's fees, actually and reasonably incurred in defense of any Proceeding in which the Agent was, is, or is threatened to be made a party by reason of being or having been an Agent of the Corporation, to the extent that the Agent was successful on the merits in the defense and shall have the power to advance to such Agent such expenses incurred by such Agent in defending any such Proceeding upon receipt of an undertaking by such Agent to repay such amounts if such Agent is not entitled to be indemnified for such amounts and (b) shall indemnify any person who was, is, or is threatened to be made a party to any Proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of being or having been an Agent of the Corporation, against expenses, including reasonable attorney's fees, actually and reasonably incurred in defense or settlement of the Proceeding, if the person acted in good faith and in a manner the person believed to be in the best interests of the Corporation and the shareholders.

Section 5.02    INDEMNIFICATION AGAINST LOSSES. The Corporation shall, to the extent permitted by the California General Corporation Law and the Articles of Incorporation, indemnify any person who was, is, or is threatened to be made a party to any Proceeding (other than an action by or in the right of the Corporation) by reason of being or having been an Agent of the Corporation, against expenses, including reasonable attorney's fees, judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with the Proceeding if the person (a) acted in good faith and in a manner the person believed to be in the best interests of the Corporation and the shareholders and (b) had no reasonable cause to believe the conduct of the person was unlawful, in the case of a criminal Proceeding.

Section 5.03    DEFINITIONS. For purposes of this Article V, (a) "Agent" means any person who (i) is or was a director, officer, employee, or other agent of the Corporation, or (ii) is or was serving at the Corporation's request as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, or (iii) was a director, officer, employee, or agent of a corporation which was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation, and (b) "Proceeding" means any threatened, pending, or completed action or proceeding, whether civil, criminal, administrative, or investigative.

Section 5.04    INDEMNIFICATION RIGHTS NOT EXCLUSIVE; INSURANCE. The foregoing rights of indemnification and advancement of expenses shall be in addition to and not exclusive of any other rights to which any director or officer may be entitled by applicable law, the Articles of Incorporation, action or resolution of the shareholders or disinterested directors, or any agreement with the Corporation.

The Corporation may, subject to the provisions of Section 317 of the California Corporations Code, purchase and maintain insurance to indemnify any Agent against any liability asserted against or incurred by an Agent in that capacity or arising out of the Agent's status as an Agent, whether or not the Corporation would have the power indemnify the Agent against that liability under Section 317 of the California Corporations Code.

ARTICLE VI

SHARE CERTIFICATES AND TRANSFER

Section 6.01    SHARE CERTIFICATES. Shares of the Corporation’s stock may be certificated or uncertificated, as provided under California law. Any certificates that are issued shall be signed in the name of the corporation by the chair of the board, the president or vice president and by the chief financial officer, an assistant treasurer, the secretary or any assistant secretary, certifying the number of shares and the class or series of shares owned by the shareholder. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on a certificate shall have ceased to be that officer, transfer agent or registrar before that certificate is issued, it may be issued by the corporation with the same effect as if that person were an officer, transfer agent or registrar at the date of issue. Shares of the corporation’s capital stock may also be evidenced by registration in the holder’s name in uncertificated, book-entry form on the books of the corporation in accordance with a direct registration system approved by the Securities and Exchange Commission and by the New York Stock Exchange or any securities exchange on which the stock of the corporation may from time to time be traded.

Section 6.02    TRANSFERS OF SHARES. Shares of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws. Transfers of shares of stock of the Corporation shall be made by the transfer agent and registrar on the books of the Corporation after receipt of a request with proper evidence of succession, assignment, or authority to transfer by the record holder of such stock, or by an attorney lawfully constituted in writing, and in the case of stock represented by a certificate, upon surrender of the certificate. No transfer of shares shall be valid as against the Corporation for any purpose until it shall have been entered in the share transfer records of the Corporation by an entry showing from and to what person those shares were transferred. Subject to the foregoing, the board of directors shall have power and authority to make such rules and regulations as it shall deem necessary or appropriate concerning the issue, transfer, and registration of shares of stock of the Corporation, and to appoint and remove transfer agents and registrars of transfers.

Section 6.03    REGISTERED SHAREHOLDERS. The Corporation may treat the holder of record of any shares issued by the Corporation as the holder in fact thereof, for purposes of voting those shares, receiving distributions thereon or notices in respect thereof, transferring those shares, exercising rights of dissent with respect to those shares, exercising or waiving any preemptive right with respect to those shares, entering into agreements with respect to those shares in accordance with the laws of the State of California, or giving proxies with respect to those shares.

Section 6.04    LOST, STOLEN, OR DESTROYED CERTIFICATES. The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates previously issued by the Corporation alleged to have been lost, stolen, or destroyed; provided, that the owner of the lost, stolen, or destroyed certificate (or the owner's legal representative) shall give the Corporation a bond or other adequate security sufficient to indemnify the Corporation against any claim against the Corporation on account of the alleged loss, theft, or destruction of any such certificate or the issuance of such new certificate.

ARTICLE VII

CORPORATE RECORDS AND INSPECTION

Section 7.01    RECORDS. The Corporation shall maintain adequate and correct books and records of account, minutes of the proceedings of the shareholders, board of directors, and committees of the board of directors, and a record of its shareholders, including names and addresses of all shareholders and the number and class of shares held, along with any other records required by law. The Corporation shall keep such record of its shareholders at its principal office, as fixed by the board of directors from time to time, or at the office of its transfer agent or registrar. The Corporation shall keep its books and records of account and minutes of the proceedings of the shareholders, board of directors, and committees of the board of directors at its principal office, or such other location as shall be designated by the board of directors from time to time.

Section 7.02    INSPECTION OF BOOKS AND RECORDS. The Corporation's accounting books and records and minutes of proceedings of the shareholders, board of directors, and committees of the board of directors shall, to the extent provided by law, be open to inspection of directors, shareholders, and voting trust certificate holders, in the manner provided by law.

Section 7.03    CERTIFICATION AND INSPECTION OF BYLAWS. The Corporation shall keep at its principal executive office or if its principal executive office is not in the State of California, at its principal business office in the State of California, the original or a copy of these Bylaws as amended or otherwise altered to date, which shall be open to inspection by the shareholders at all reasonable times during office hours.

ARTICLE VIII

MISCELLANEOUS

Section 8.01    CHECKS, DRAFTS, ETC. All checks, drafts, or other instruments for payment of money or notes of the Corporation shall be signed by an authorized officer or officers or any other person or persons as shall be determined from time to time by the board of directors.

Section 8.02    FISCAL YEAR. The fiscal year of the Corporation shall be as determined by the board of directors.

Section 8.03    CONFLICT WITH APPLICABLE LAW OR ARTICLES OF INCORPORATION. Unless the context requires otherwise, the general provisions, rules of construction, and the definitions of the California General Corporation Law shall govern the construction of these Bylaws. These Bylaws are adopted subject to any applicable law and the Articles of Incorporation. Whenever these Bylaws may conflict with any applicable law or the Articles of Incorporation, such conflict shall be resolved in favor of such law or the Articles of Incorporation.

Section 8.04    INVALID PROVISIONS. If any one or more of the provisions of these Bylaws, or the applicability of any provision to a specific situation, shall be held invalid or unenforceable, the provision shall be modified to the minimum extent necessary to make it or its application valid and enforceable, and the validity and enforceability of all other provisions of these Bylaws and all other applications of any provision shall not be affected thereby.

Section 8.05    REPORTS. During any time that the Corporation has fewer than 100 shareholders of record, the Corporation expressly waives the requirement set forth in Section 1501 of the California Corporations Code of sending an annual report to the shareholders; provided, that the board of directors may issue annual or other reports at its discretion. Upon the request of any shareholder made more than 120 days after the close of the Corporation's fiscal year, the Corporation shall, within 30 days, deliver to such shareholder the financial statements required by Section 1501 of the California Corporations Code to be included in an annual report to shareholders.

Section 8.06    REPRESENTATION OF SHARES OF OTHER CORPORATIONS. The chair of the board, the president, any vice president, or any other person authorized by resolution of the board of directors or by any of the foregoing designated officers, is authorized to vote on behalf of the Corporation any and all shares of any other corporation or corporations, foreign or domestic, standing in the name of the Corporation. The authority granted to these officers to vote or represent on behalf of the Corporation any and all shares held by the corporation in any other corporation or corporations may be exercised either by such officers in person or by any other person authorized so to do by proxy duly executed by these officers.

ARTICLE IX

AMENDMENT OF BYLAWS

Section 9.01    AMENDMENT BY SHAREHOLDERS. Unless otherwise provided by the Articles of Incorporation, these Bylaws, or the California Corporations Code, the shareholders may adopt, amend, or repeal bylaws.

Section 9.02    AMENDMENT BY DIRECTORS. Subject to the rights of shareholders under, and any limitations imposed by, the California Corporations Code, the board of directors may adopt, amend, or repeal bylaws.

TRIO-TECH INTERNATIONAL
16139 WYANDOTTE ST.
VAN NUYS, CA 91406
ATTN: STEPHANIE YONG

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 12/10/2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 12/10/2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
1. Election of the following Director Nominees, each to serve for a term of one year:	☐	☐	☐	______________

Nominees

01) S.W. Yong 02) Richard M. Horowitz 03) Victor H.M. Ting 04) Jason T. Adelman

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.	For	Against	Abstain
2. Approve an amendment to the 2017 Director Equity Incentive Plan to increase the number of shares of Common Stock that may be issued under options (including incentive stock options) issued pursuant thereto from 600,000 shares to 900,000 shares.	☐	☐	☐
3. Approve the Amended and Restated Bylaws to more closely align the Bylaws with the core objectives of the Company.	☐	☐	☐
4. Approve the ratification of Mazars LLP as our registered public accounting firm for the year ended June 30, 2024.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000621691_1 R1.0.0.6

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10K are available at www.proxyvote.com

TRIO-TECH INTERNATIONAL
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
2023 ANNUAL MEETING OF STOCKHOLDERS
DECEMBER 11, 2023 AT 10:00 A.M. PST

The undersigned revokes all previous proxies and constitutes and appoints S.W. Yong and Srinivasan Anitha each of them, the true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Trio-Tech International (the "Company") which the undersigned is entitled to vote at the Company's 2023 Annual Meeting of Stockholders (the "Annual Meeting"), to be held at the Company's corporate offices located at 16139 Wyandotte Street, Van Nuys, California 91406 on December 11, 2023 at 10:00 A.M. PST, and at any adjournment(s) or postponement(s) thereof, on the following Proposals at the Annual Meeting, each of which are more fully described in the Proxy Statement for the Annual Meeting (receipt of which is hereby acknowledged).

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR ALL" FOR EACH OF THE DIRECTOR NOMINEES IDENTIFIED IN PROPOSAL NO. 1 AND "FOR" PROPOSALS NO. 2, 3 and 4. WHICH HAS BEEN RECOMMENDED BY OUR BOARD, AND IN THE DISCRETION OF THE PROXY HOLDER UPON OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

0000621691_2 R1.0.0.6

Continued and to be signed on reverse side